                                                                       FREE WRITING PROSPECTUS
                                                                       [Filed Pursuant to Rule 433]

         The issuer has filed a  registration  statement  (including a base  prospectus)  with the SEC for the  offering to which this free writing  prospectus relates.  Before you invest in this  offering,  you should read the base  prospectus in that  registration  statement and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov  http://www.sec.gov/.  Alternatively,  RBS  Greenwich  Capital  will  arrange to send you the base  prospectus  at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

         This free writing  prospectus is being delivered to you solely to provide you with information  about the offering and to solicit an offer to purchase the offered  securities.  Any such offer to purchase made by you will not be accepted and will not  constitute a contractual  commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities.  Any such commitment shall be subject to the conditions specified below.

         This free  writing  prospectus  is not  required to contain all of the  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary  and is subject to completion or change.  The information in this free writing  prospectus,  if conveyed prior to the time of your  commitment to purchase the offered  securities,  supersedes any prior version of this free writing prospectus and any information  contained in any prior similar free writing prospectus  relating to these securities.  If a preliminary  prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

         This  free  writing  prospectus  is not an offer to sell or a  solicitation  of an offer to buy  these  securities  in any  state  where  such  offer, solicitation or sale is not permitted.

         The securities  referred to in this free writing  prospectus  are being offered when, as and if issued.  The issuer is not obligated to issue any such securities  or any  similar  securities,  and all or a  portion  of the  securities  may not be issued  that have the  characteristics  described  herein.  The underwriters'  obligation to deliver such securities is subject to the terms and conditions of the underwriting  agreement with the issuer and the availability of the securities having the  characteristics  described herein. If, for any reason,  the issuer does not deliver such securities,  the underwriter will notify you, and neither the issuer nor any  underwriter  will have any obligation to you to deliver all or any portion of the  securities  which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

         For  asset-backed  and  mortgage-backed  securities:  Certain of the  information  contained  herein may be based on numerous  assumptions  (including preliminary  assumptions  about the pool  assets  and  structure),  which may not be  specifically  identified  as  assumptions  in the  information.  Any such information or assumptions are subject to change. The information in this free writing  prospectus may reflect  assumptions  specifically  requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

         Any legends,  disclaimers or other notices that may appear below or on any electronic  communication to which this free writing prospectus is attached which  state that (1) these  materials  do not  constitute  an offer (or a  solicitation  of an offer),  (2) no  representation  is made as to the  accuracy or completeness  of these  materials  and that  these  materials  may not be  updated  or (3) these  materials  may be  confidential  are not  applicable  to this communication  and should be  disregarded.  Such legends,  disclaimers  or other notices have been  automatically  generated as a result of this  communication having been sent via Bloomberg or another system.

STRUCTURING ASSUMPTIONS

         Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model.  The model used with respect to the mortgage loans assumes a constant prepayment rate or "CPR."  This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

         The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below.  There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans.  Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables.
In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

o        Each loan group consists of mortgage loans have the characteristics set forth in the table below.

o        Distributions on the certificates are received, in cash, on the 25th day of each month, commencing in May 2006.

o        The mortgage loans prepay at the related constant percentages of CPR as set forth in the table of prepayment scenarios below.

o        No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

o        No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

o        Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in May 2006 and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

o        Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in April 2006 and include 30 days' interest.

o        The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

o        Interest accrues on each certificate at the related pass-through rate described under "Description of the Certificates--Interest--Pass-Through Rates"
                      in this prospectus supplement.

o        The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

o        The 1-Month LIBOR and 1 Year MTA are 4.950% and 4.011%, respectively.

o        No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

o        Prepayment penalties have been collected on the mortgage loans equal to 6 months' interest on 80% of the prepayment amount received from mortgage loans with prepayment penalties during the penalty term.

o        The rate at which the Certificate Insurer fee is calculated is the per annum rate set forth in the premium fee letter.

o        The mortgage loans will not be subject to initial or subsequent periodic caps.

o        The certificates are purchased on April 27, 2006.

                                                             ASSUMED MORTGAGE LOAN CHARACTERISTICS
              GROUP 1 MORTGAGE LOANS
                                                                                                                                                                              CURRENT
                         CURRENT                                 MONTHS               MONTHS                               ORIGINAL            N                             NPRINCIPAL
ASSUMED                  GROSS    EXPENSE             RATE       TO NEXT   PAYMENT    TO NEXT                              TERM     ORIGINAL    REMAINING                     AND
MORTGAGE                 MORTGAGE FEE                 ADJUSTMENT RATE     TADJUSTMENT PAYMENT    GROSS  MAXIMUM            TO       AMORTIZATIO TERM TO   PAYMENT NEGATIVE    INTEREST
LOAN          CURRENT    RATE     RATE                FREQUENCY  ADJUSTMEN FREQUENCY  ADJUSTMENT MARGIN RATE     MINIMUM   MATURITY TERM        MATURITY  CAP     AMORTIZATIO PAYMENT
  NUMBER    BALANCE ($)    (%)      (%)      INDEX    (MONTHS)     DATE    (MONTHS)     DATE      (%)     (%)    RATE (%)  (MONTHS)  (MONTHS)   (MONTHS)   (%)    LIMIT (%)     ($)*
----------- ------------ -------- -------- ---------- ---------- --------- ---------- ---------- ------ -------- --------- -------- ----------- --------- ------- ----------- ----------
    1       1,553,490.70 7.03401  0.42500  1 Yr           1         1         12         11      2.854179.95000  2.85417     360       360        358     7.50000 115.00000   5,771.87
                                             LIBOR
                                           1 Yr                                                        5                                                  7.50000
    2       225,206.40   5.24757  0.42500    LIBOR        1         1         12         12      3.1133 9.95000  3.11335     360       360        359             115.00000    827.48
                                           1 Yr                                                        5                                                  7.50000
    3       283,475.07   8.15325  0.42500    LIBOR        1         1         12         12      3.3782 9.95000  3.37825     480       480        479             115.00000    809.95
    4       49,105,720.743.81087  0.42500  1 Yr MTA       1         1         12         12      3.282439.98060  3.28243     360       360        359     7.50000 114.82629   168,939.48
    5       259,893,270.14.48027  0.42500  1 Yr MTA       1         1         12         12      3.254339.96796  3.25433     360       360        359     7.50000 114.72322   896,935.32
    6       10,459,174.845.29076  0.42500  1 Yr MTA       1         1         12         12      3.302229.96004  3.30222     480       480        479     7.50000 114.75631   27,803.83
    7       52,178,477.085.22410  0.42500  1 Yr MTA       1         1         12         12      3.367379.96206  3.36737     480       480        479     7.50000 114.97321   144,179.33
    8       6,572,059.04 2.65202  0.42500  1 Yr MTA       1         1         12         13      3.239129.95000  3.23912     360       480        360     7.50000 114.78497   19,611.30
    9       64,505,800.322.72367  0.42500  1 Yr MTA       1         1         12         13      3.244999.95000  3.24499     360       480        360     7.50000 115.00000   186,066.42

         GROUP 2 MORTGAGE LOANS
                                                                                                                                                                              CURRENT
                         CURRENT                                 MONTHS               MONTHS                               ORIGINAL            N                             NPRINCIPAL
ASSUMED                  GROSS    EXPENSE             RATE       TO NEXT   PAYMENT    TO NEXT                              TERM     ORIGINAL    REMAINING                     AND
MORTGAGE                 MORTGAGE FEE                 ADJUSTMENT RATE     TADJUSTMENT PAYMENT    GROSS  MAXIMUM            TO       AMORTIZATIO TERM TO   PAYMENT NEGATIVE    INTEREST
LOAN          CURRENT    RATE     RATE                FREQUENCY  ADJUSTMEN FREQUENCY  ADJUSTMENT MARGIN RATE     MINIMUM   MATURITY TERM        MATURITY  CAP     AMORTIZATIO PAYMENT
  NUMBER    BALANCE ($)    (%)      (%)      INDEX    (MONTHS)     DATE    (MONTHS)     DATE      (%)     (%)    RATE (%)  (MONTHS)  (MONTHS)   (MONTHS)   (%)    LIMIT (%)     ($)*
----------- ------------ -------- -------- ---------- ---------- --------- ---------- ---------- ------ -------- --------- -------- ----------- --------- ------- ----------- ----------
    1       1,372,874.85 5.51356  0.42500  1 Yr           1         1         12         12      3.230519.95000  3.23051     360       360        359     7.50000 115.00000   4,408.35
                                             LIBOR
                                           1 Yr                                                        3                                                  7.50000
    2       1,450,604.97 7.92503  0.42500    LIBOR        1         1         12         12      3.2000 9.95000  3.20003     360       360        359             115.00000   5,147.74
                                           1 Yr                                                        0                                                  7.50000
    3       800,000.00   1.25000  0.42500    LIBOR        1         1         12         13      3.2750 9.95000  3.27500     480       480        480             115.00000   2,118.76
    4       82,110,329.473.72404  0.42500  1 Yr MTA       1         1         12         12      3.235259.95848  3.23525     360       360        359     7.50000 114.95543   272,294.91
    5       177,334,013.74.12135  0.42500  1 Yr MTA       1         1         12         12      3.130489.96087  3.13048     360       360        359     7.50000 114.63601   596,027.65
    6       16,268,823.864.92783  0.42500  1 Yr MTA       1         1         12         12      3.380869.95000  3.38086     480       480        479     7.50000 115.00000   43,607.20
    7       60,714,855.765.28129  0.42500  1 Yr MTA       1         1         12         12      3.349029.95000  3.34902     480       480        479     7.50000 114.95257   161,940.35
    8       11,488,348.872.21175  0.42500  1 Yr MTA       1         1         12         13      3.134059.95000  3.13405     360       480        360     7.50000 115.00000   31,728.22
    9       53,710,756.792.46970  0.42500  1 Yr MTA       1         1         12         13      3.165009.95000  3.16500     360       480        360     7.50000 115.00000   150,498.04

* THE MINIMUM PRINCIPAL AND INTEREST PAYMENT WILL RESET ON EACH PAYMENT ADJUSTMENT DATE.

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA1

WAL                               5.65          4.13          3.19         2.56           1.75
Mod Durn 30360                    4.44          3.42          2.73         2.25           1.58
Principal Window Begin              1            1             1             1             1
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA1

WAL                               6.06          4.46          3.46         2.78           1.90
Mod Durn 30360                    4.60          3.58          2.88         2.38           1.69
Principal Window Begin              1            1             1             1             1
Principal Window End               326          266           215           177           126

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA2

WAL                               5.65          4.13          3.19         2.56           1.75
Mod Durn 30360                    4.43          3.41          2.73         2.24           1.58
Principal Window Begin              1            1             1             1             1
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA2

WAL                               6.06          4.46          3.46         2.78           1.90
Mod Durn 30360                    4.60          3.57          2.88         2.38           1.69
Principal Window Begin              1            1             1             1             1
Principal Window End               326          266           215           177           126

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA3

WAL                               5.65          4.13          3.19         2.56           1.75
Mod Durn 30360                    4.44          3.42          2.73         2.24           1.58
Principal Window Begin              1            1             1             1             1
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
IIA3

WAL                               6.06          4.46          3.46         2.78           1.90
Mod Durn 30360                    4.60          3.58          2.88         2.38           1.69
Principal Window Begin              1            1             1             1             1
Principal Window End               326          266           215           177           126

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M1

WAL                               9.68          7.53          6.06         5.01           3.89
Mod Durn 30360                    7.21          5.96          4.99         4.24           3.41
Principal Window Begin             74            57            43           37             40
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M1

WAL                               10.33         8.04          6.47         5.34           4.18
Mod Durn 30360                    7.48          6.22          5.23         4.45           3.62
Principal Window Begin             74            57            43           37             40
Principal Window End               239          183           146           119            84

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M2

WAL                               9.67          7.52          6.06         5.00           3.84
Mod Durn 30360                    7.20          5.95          4.99         4.24           3.37
Principal Window Begin             74            57            43           37             39
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M2

WAL                               10.22         7.95          6.40         5.28           4.08
Mod Durn 30360                    7.43          6.17          5.19         4.41           3.55
Principal Window Begin             74            57            43           37             39
Principal Window End               220          168           133           109            77

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M3

WAL                               9.67          7.52          6.05         5.00           3.84
Mod Durn 30360                    7.19          5.94          4.98         4.23           3.37
Principal Window Begin             74            57            43           37             39
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M3

WAL                               10.14         7.89          6.35         5.24           4.06
Mod Durn 30360                    7.39          6.13          5.16         4.38           3.53
Principal Window Begin             74            57            43           37             39
Principal Window End               209          159           126           103            73

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M4

WAL                               9.67          7.52          6.05         5.00           3.82
Mod Durn 30360                    7.11          5.89          4.94         4.21           3.33
Principal Window Begin             73            57            43           37             38
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M4

WAL                               10.08         7.83          6.30         5.20           4.04
Mod Durn 30360                    7.28          6.05          5.09         4.33           3.50
Principal Window Begin             73            57            43           37             38
Principal Window End               202          154           122           99             73

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M5

WAL                               9.66          7.51          6.05         5.00           3.80
Mod Durn 30360                    7.09          5.87          4.93         4.20           3.31
Principal Window Begin             73            57            43           37             38
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M5

WAL                               9.97          7.75          6.24         5.16           4.00
Mod Durn 30360                    7.22          6.00          5.05         4.30           3.46
Principal Window Begin             73            57            43           37             38
Principal Window End               195          148           117           95             72

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M6

WAL                               9.66          7.51          6.05         5.00           3.80
Mod Durn 30360                    7.07          5.86          4.92         4.19           3.31
Principal Window Begin             73            57            43           37             38
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M6

WAL                               9.85          7.65          6.17         5.09           3.96
Mod Durn 30360                    7.15          5.94          4.99         4.25           3.43
Principal Window Begin             73            57            43           37             38
Principal Window End               186          141           111           91             69

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M7

WAL                               9.64          7.49          6.04         4.99           3.80
Mod Durn 30360                    6.71          5.62          4.75         4.06           3.23
Principal Window Begin             73            57            43           37             38
Principal Window End               168          127           100           82             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M7

WAL                               9.68          7.52          6.06         5.00           3.90
Mod Durn 30360                    6.73          5.63          4.76         4.07           3.30
Principal Window Begin             73            57            43           37             38
Principal Window End               176          133           105           85             65

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M8

WAL                               9.42          7.32          5.90         4.88           3.76
Mod Durn 30360                    6.60          5.51          4.66         3.98           3.19
Principal Window Begin             73            57            43           37             37
Principal Window End               163          123            97           79             58

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M8

WAL                               9.42          7.32          5.90         4.88           3.78
Mod Durn 30360                    6.60          5.51          4.66         3.98           3.20
Principal Window Begin             73            57            43           37             37
Principal Window End               163          123            97           79             61

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M9

WAL                               8.99          6.98          5.63         4.80           3.61
Mod Durn 30360                    6.32          5.27          4.44         3.88           3.05
Principal Window Begin             73            57            43           37             37
Principal Window End               147          111            87           73             55

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M9

WAL                               8.99          6.98          5.63         4.80           3.61
Mod Durn 30360                    6.32          5.27          4.44         3.88           3.05
Principal Window Begin             73            57            43           37             37
Principal Window End               147          111            87           73             55

WEIGHTED AVERAGE LIVES         (TO CALL)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M10

WAL                               8.10          6.32          5.32         4.39           3.28
Mod Durn 30360                    5.49          4.59          3.99         3.39           2.65
Principal Window Begin             73            57            43           37             37
Principal Window End               126           94            74           68             47

WEIGHTED AVERAGE LIVES         (TO MATURITY)

                       PREPAY    15 CPR        20 CPR        25 CPR       30 CPR         40 CPR
M10

WAL                               8.10          6.32          5.32         4.39           3.28
Mod Durn 30360                    5.49          4.59          3.99         3.39           2.65
Principal Window Begin             73            57            43           37             37
Principal Window End               126           94            74           68             47

                                                PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                      CLASS II-A-1, CLASS II-A-2 AND CLASS II-A-3
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             87           81            75           70           59
April 25, 2008...................             75           66            57           48           33
April 25, 2009...................             65           53            42           32           17
April 25, 2010...................             55           42            31           24           13
April 25, 2011...................             46           32            24           17            8
April 25, 2012...................             37           26            17           12            5
April 25, 2013...................             33           21            14            8            3
April 25, 2014...................             27           17            10            6            1
April 25, 2015...................             23           13            7             4            1
April 25, 2016...................             19           10            5             3            *
April 25, 2017...................             16            8            4             2            0
April 25, 2018...................             13            6            3             1            0
April 25, 2019...................             11            5            2             1            0
April 25, 2020...................              9            4            1             *            0
April 25, 2021...................              8            3            1             0            0
April 25, 2022...................              6            2            *             0            0
April 25, 2023...................              5            2            *             0            0
April 25, 2024...................              4            1            0             0            0
April 25, 2025...................              3            1            0             0            0
April 25, 2026...................              3            *            0             0            0
April 25, 2027...................              2            *            0             0            0
April 25, 2028...................              2            *            0             0            0
April 25, 2029...................              1            0            0             0            0
April 25, 2030...................              1            0            0             0            0
April 25, 2031...................              *            0            0             0            0
April 25, 2032...................              *            0            0             0            0
April 25, 2033...................              *            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            6.06         4.46          3.46         2.78         1.90
Years to Optional
Termination......................            5.65         4.13          3.19         2.56         1.75

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-1
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33           13
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22           13            0
April 25, 2015...................             50           29            16            9            0
April 25, 2016...................             42           23            12            0            0
April 25, 2017...................             35           18            9             0            0
April 25, 2018...................             29           14            1             0            0
April 25, 2019...................             24           11            0             0            0
April 25, 2020...................             20            8            0             0            0
April 25, 2021...................             17            1            0             0            0
April 25, 2022...................             14            0            0             0            0
April 25, 2023...................             11            0            0             0            0
April 25, 2024...................              9            0            0             0            0
April 25, 2025...................              4            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            10.33        8.04          6.47         5.34         4.18
Years to Optional
Termination......................            9.68         7.53          6.06         5.01         3.89

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-2
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33           13
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22           13            0
April 25, 2015...................             50           29            16            *            0
April 25, 2016...................             42           23            12            0            0
April 25, 2017...................             35           18            1             0            0
April 25, 2018...................             29           14            0             0            0
April 25, 2019...................             24           11            0             0            0
April 25, 2020...................             20            0            0             0            0
April 25, 2021...................             17            0            0             0            0
April 25, 2022...................             14            0            0             0            0
April 25, 2023...................             11            0            0             0            0
April 25, 2024...................              3            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            10.22        7.95          6.40         5.28         4.08
Years to Optional
Termination......................            9.67         7.52          6.06         5.00         3.84

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-3
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33           13
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22           13            0
April 25, 2015...................             50           29            16            0            0
April 25, 2016...................             42           23            12            0            0
April 25, 2017...................             35           18            0             0            0
April 25, 2018...................             29           14            0             0            0
April 25, 2019...................             24            5            0             0            0
April 25, 2020...................             20            0            0             0            0
April 25, 2021...................             17            0            0             0            0
April 25, 2022...................             14            0            0             0            0
April 25, 2023...................              7            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            10.14        7.89          6.35         5.24         4.06
Years to Optional
Termination......................            9.67         7.52          6.05         5.00         3.84

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-4
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33           13
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22            9            0
April 25, 2015...................             50           29            16            0            0
April 25, 2016...................             42           23            3             0            0
April 25, 2017...................             35           18            0             0            0
April 25, 2018...................             29           14            0             0            0
April 25, 2019...................             24            0            0             0            0
April 25, 2020...................             20            0            0             0            0
April 25, 2021...................             17            0            0             0            0
April 25, 2022...................             14            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            10.08        7.83          6.30         5.20         4.04
Years to Optional
Termination......................            9.67         7.52          6.05         5.00         3.82

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-5
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33            0
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22            0            0
April 25, 2015...................             50           29            16            0            0
April 25, 2016...................             42           23            0             0            0
April 25, 2017...................             35           18            0             0            0
April 25, 2018...................             29            6            0             0            0
April 25, 2019...................             24            0            0             0            0
April 25, 2020...................             20            0            0             0            0
April 25, 2021...................             17            0            0             0            0
April 25, 2022...................              3            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            9.97         7.75          6.24         5.16         4.00
Years to Optional
Termination......................            9.66         7.51          6.05         5.00         3.80

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-6
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33            0
April 25, 2013...................             71           47            30           18            0
April 25, 2014...................             60           37            22            0            0
April 25, 2015...................             50           29            7             0            0
April 25, 2016...................             42           23            0             0            0
April 25, 2017...................             35           18            0             0            0
April 25, 2018...................             29            0            0             0            0
April 25, 2019...................             24            0            0             0            0
April 25, 2020...................             20            0            0             0            0
April 25, 2021...................              9            0            0             0            0
April 25, 2022...................              0            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            9.85         7.65          6.17         5.09         3.96
Years to Optional
Termination......................            9.66         7.51          6.05         5.00         3.80

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-7
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48           22
April 25, 2012...................             100          74            50           33            0
April 25, 2013...................             71           47            30            3            0
April 25, 2014...................             60           37            22            0            0
April 25, 2015...................             50           29            0             0            0
April 25, 2016...................             42           23            0             0            0
April 25, 2017...................             35            *            0             0            0
April 25, 2018...................             29            0            0             0            0
April 25, 2019...................             24            0            0             0            0
April 25, 2020...................             12            0            0             0            0
April 25, 2021...................              0            0            0             0            0
April 25, 2022...................              0            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            9.68         7.52          6.06         5.00         3.90
Years to Optional
Termination......................            9.64         7.49          6.04         4.99         3.80

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-8
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           37
April 25, 2011...................             100          93            68           48            2
April 25, 2012...................             100          74            50           33            0
April 25, 2013...................             71           47            30            0            0
April 25, 2014...................             60           37            1             0            0
April 25, 2015...................             50           29            0             0            0
April 25, 2016...................             42            5            0             0            0
April 25, 2017...................             35            0            0             0            0
April 25, 2018...................             29            0            0             0            0
April 25, 2019...................             11            0            0             0            0
April 25, 2020...................              0            0            0             0            0
April 25, 2021...................              0            0            0             0            0
April 25, 2022...................              0            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            9.42         7.32          5.90         4.88         3.78
Years to Optional
Termination......................            9.42         7.32          5.90         4.88         3.76

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-9
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68           32
April 25, 2011...................             100          93            68           48            0
April 25, 2012...................             100          74            50           19            0
April 25, 2013...................             71           47            7             0            0
April 25, 2014...................             60           32            0             0            0
April 25, 2015...................             50            4            0             0            0
April 25, 2016...................             42            0            0             0            0
April 25, 2017...................             25            0            0             0            0
April 25, 2018...................              4            0            0             0            0
April 25, 2019...................              0            0            0             0            0
April 25, 2020...................              0            0            0             0            0
April 25, 2021...................              0            0            0             0            0
April 25, 2022...................              0            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            8.99         6.98          5.63         4.80         3.61
Years to Optional
Termination......................            8.99         6.98          5.63         4.80         3.61

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                               PERCENT OF ORIGINAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                                                       CLASS M-10
                                                                  PREPAYMENT SCENARIO
                                          ------------------------------------------------------------------
                                                                  (PERCENTAGE OF CPR)
DISTRIBUTION DATE                             15%          20%          25%           30%          40%
Initial Percentage...............             100          100          100           100          100
April 25, 2007...................             100          100          100           100          100
April 25, 2008...................             100          100          100           100          100
April 25, 2009...................             100          100          100           100          100
April 25, 2010...................             100          100           89           68            0
April 25, 2011...................             100          93            68           25            0
April 25, 2012...................             100          74            30            0            0
April 25, 2013...................             71           21            0             0            0
April 25, 2014...................             55            0            0             0            0
April 25, 2015...................             30            0            0             0            0
April 25, 2016...................              9            0            0             0            0
April 25, 2017...................              0            0            0             0            0
April 25, 2018...................              0            0            0             0            0
April 25, 2019...................              0            0            0             0            0
April 25, 2020...................              0            0            0             0            0
April 25, 2021...................              0            0            0             0            0
April 25, 2022...................              0            0            0             0            0
April 25, 2023...................              0            0            0             0            0
April 25, 2024...................              0            0            0             0            0
April 25, 2025...................              0            0            0             0            0
April 25, 2026...................              0            0            0             0            0
April 25, 2027...................              0            0            0             0            0
April 25, 2028...................              0            0            0             0            0
April 25, 2029...................              0            0            0             0            0
April 25, 2030...................              0            0            0             0            0
April 25, 2031...................              0            0            0             0            0
April 25, 2032...................              0            0            0             0            0
April 25, 2033...................              0            0            0             0            0
April 25, 2034...................              0            0            0             0            0
April 25, 2035...................              0            0            0             0            0
April 25, 2036...................              0            0            0             0            0

Weighted Average Life
Years to Maturity................            8.10         6.32          5.32         4.39         3.28
Years to Optional
Termination......................            8.10         6.32          5.32         4.39         3.28

(1) Rounded to the nearest whole percentage.
(*) Less than 0.5%, but greater than zero, if applicable.

                                                STRUCTURAL AND COLLATERAL TERM SHEET

We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates.  Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person.  Each holder should seek advice based on its particular circumstances from an independent tax advisor. This material is furnished to you solely by Greenwich Capital Markets, Inc., acting as underwriter and not as agent of the issuer.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the
Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or
Greenwich Capital Markets, Inc., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-884-2071 or
e-mailing offeringmaterials@rbsgc.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE
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THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN
AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

THIS TERM SHEET IS NOT REQUIRED TO, AND DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT FOR THE OFFERED
CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS TERM SHEET, IF CONVEYED PRIOR TO THE TIME OF YOUR COMMITMENT TO PURCHASE ANY OF THE OFFERED  CERTIFICATES,  SUPERSEDES  INFORMATION  CONTAINED IN ANY
PRIOR SIMILAR TERM SHEET, THE TERM SHEET SUPPLEMENT AND ANY OTHER FREE WRITING PROSPECTUS RELATING TO THOSE OFFERED CERTIFICATES.

THIS TERM  SHEET AND THE  RELATED  TERM SHEET  SUPPLEMENT  IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES  IN ANY STATE  WHERE SUCH  OFFER,
SOLICITATION OR SALE IS NOT PERMITTED.

APRIL 27, 2006

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN ANY FINAL TERM SHEET FOR ANY CLASS OF OFFERED CERTIFICATES, THE TERM SHEET SUPPLEMENT AND THE RELATED BASE PROSPECTUS WITH
RESPECT TO THE OFFERED CERTIFICATES

We provide information to you about the offered certificates in three or more separate documents that provide progressively more detail:

         -        the related base prospectus, dated March 3, 2006, which provides general information, some of which may not apply to the offered certificates;

         -        the term sheet  supplement,  dated April 6, 2006, which provides  general  information  about series of certificates  issued pursuant to the depositor's QO program, some of which may not apply to the offered certificates; and

         -        this term  sheet,  which  describes  terms  applicable  to the classes of offered  certificates  described  herein and  provides a  description  of certain collateral stipulations regarding the mortgage loans and the parties to the transaction.

The registration statement to which this offering relates is Commission File Number 333-131213.

This term sheet  provides a very general  overview of certain  terms of the offered  certificates  and does not contain all of the  information  that you should  consider in making  your  investment  decision.  To  understand  all of the terms of a class of the  offered  certificates,  you should  read  carefully  this  document,  the term sheet supplement, and the entire base prospectus.

The related base prospectus may be found by visiting EDGAR on the SEC web site at www.sec.gov.

If the description of the offered certificates in this term sheet differs from the description of the senior certificates in the related base prospectus or the term sheet supplement, you should rely on the description in this term sheet.  Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the term sheet supplement and the related base prospectus.

The offered certificates are reflected in the table below.

THE  INFORMATION IN THIS TERM SHEET, IF CONVEYED PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT TO PURCHASE ANY OF THE OFFERED  CERTIFICATES,  SUPERSEDES ANY INFORMATION
CONTAINED IN ANY PRIOR SIMILAR  MATERIALS  RELATING TO SUCH  CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET IS PRELIMINARY,  AND IS SUBJECT TO COMPLETION OR CHANGE.  THIS
TERM SHEET IS BEING DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH  INFORMATION  ABOUT THE OFFERING OF THE  CERTIFICATES  REFERRED TO IN THIS TERM SHEET AND TO SOLICIT AN OFFER
TO PURCHASE THE  CERTIFICATES,  WHEN, AS AND IF ISSUED.  ANY SUCH OFFER TO PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL  COMMITMENT BY YOU
TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED YOUR OFFER TO PURCHASE CERTIFICATES.

THE  CERTIFICATES  REFERRED TO IN THESE  MATERIALS  ARE BEING SOLD WHEN, AS AND IF ISSUED.  THE ISSUING  ENTITY IS NOT  OBLIGATED TO ISSUE SUCH  CERTIFICATES  OR ANY SIMILAR
SECURITY AND THE UNDERWRITER'S  OBLIGATION TO DELIVER SUCH CERTIFICATES IS SUBJECT TO THE TERMS AND CONDITIONS OF THE UNDERWRITING  AGREEMENT WITH THE ISSUING ENTITY AND THE
AVAILABILITY OF SUCH CERTIFICATES WHEN, AS AND IF ISSUED BY THE ISSUING ENTITY. YOU ARE ADVISED THAT THE TERMS OF THE OFFERED  CERTIFICATES,  AND THE  CHARACTERISTICS OF THE
MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE,  AMONG OTHER THINGS,  TO THE POSSIBILITY  THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME  DELINQUENT OR DEFAULTED OR
MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT  MORTGAGE LOANS MAY BE ADDED TO THE POOL,  AND THAT ONE OR MORE CLASSES OF  CERTIFICATES  MAY BE SPLIT,  COMBINED OR
ELIMINATED),  AT ANY TIME PRIOR TO ISSUANCE  OR  AVAILABILITY  OF A FINAL  PROSPECTUS.  YOU ARE ADVISED  THAT  CERTIFICATES  MAY NOT BE ISSUED THAT HAVE THE  CHARACTERISTICS
DESCRIBED  IN THESE  MATERIALS.  THE  UNDERWRITER'S  OBLIGATION  TO SELL  SUCH  CERTIFICATES  TO YOU IS  CONDITIONED  ON THE  MORTGAGE  LOANS  AND  CERTIFICATES  HAVING  THE
CHARACTERISTICS  DESCRIBED IN THESE  MATERIALS.  IF FOR ANY REASON THE ISSUING ENTITY DOES NOT DELIVER SUCH  CERTIFICATES,  THE UNDERWRITER  WILL NOTIFY YOU, AND NEITHER THE
ISSUING ENTITY NOR ANY UNDERWRITER  WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES  WHICH YOU HAVE COMMITTED TO PURCHASE,  AND NONE OF THE
ISSUING ENTITY NOR ANY UNDERWRITER WILL BE LIABLE FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH NON-DELIVERY.

NONE OF THE ISSUING ENTITY OF THE CERTIFICATES OR ANY OF ITS AFFILIATES PREPARED,  PROVIDED,  APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PRESENTED HEREIN,
ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUING ENTITY OR ITS AFFILIATES.

RISK FACTORS

The offered  certificates are not suitable  investments for all investors.  In particular,  you should not purchase any class of offered  certificates  unless you understand the  prepayment,  credit,  liquidity and market risks  associated with that class.  The offered  certificates  are complex  securities.  You should possess,  either alone or together with an investment  advisor,  the expertise  necessary to evaluate the  information  contained in this term sheet,  the term sheet  supplement  and the related base prospectus for the offered  certificates in the context of your financial  situation and tolerance for risk. You should carefully  consider,  among other things,  all of the applicable risk factors in connection with the purchase of any class of the offered certificates listed in the section entitled "Risk Factors" in the term sheet supplement.

                                                STRUCTURAL AND COLLATERAL TERM SHEET                        APRIL 25, 2006

                                            $434,032,000 (APPROXIMATE) OF OFFERED CERTIFICATES
                                                                        RALI 2006-QO4 TRUST - ISSUER
                                                                RESIDENTIAL ACCREDIT LOANS, INC. - DEPOSITOR
                                                      MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-QO4

DESCRIPTION OF THE OFFERED CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                 APPROXIMATE                       EXPECTED CREDIT      INITIAL      TRANCHE TYPE   ESTIMATED    PRINCIPAL
            CERTIFICATE PRINCIPAL    RATINGS         ENHANCEMENT      PASS-THROUGH                  AVG. LIFE     PAYMENT
CERTIFICATES   BALANCE ($) (1)    (MOODY'S/S&P)    PERCENTAGE((2))     RATE ((3))                  (YRS) ((4))  WINDOW ((4))
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
I-A-1           $327,356,000         Aaa/AAA    26.40% (+/- 0.50%)     MTA + [ ]%    Super Senior      Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
I-A-2            $81,838,000         Aaa/AAA     8.00% (+/- 0.50%)     MTA + [ ]%    Senior Mezz
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
II-A-1          $223,699,000         Aaa/AAA    44.80% (+/- 0.50%)    LIBOR + [ ]%   Super Senior      3.19        1-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
II-A-2           $93,208,000         Aaa/AAA    21.80% (+/- 0.50%)    LIBOR + [ ]%   Senior Mezz       3.19        1-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
II-A-3           $55,924,000         Aaa/AAA     8.00% (+/- 0.50%)    LIBOR + [ ]%   Senior Mezz       3.19        1-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-1              $19,126,000         Aa1/AA+     5.75% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.06        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-2              $8,075,000           Aa2/AA     4.80% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.06        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-3              $4,250,000           Aa3/AA     4.30% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.05        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-4              $4,250,000           A1/AA-     3.80% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.05        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-5              $4,250,000           A2/A+      3.30% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.05        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-6              $4,250,000           A3/A+      2.80% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.05        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-7              $4,250,000           Baa1/A     2.30% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       6.04        43-100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-8              $4,250,000         Baa2/BBB+    1.80% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       5.90        43-97
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-9              $4,250,000          Baa3/BBB    1.30% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       5.63        43-87
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M-10             $4,250,000          Ba1/BBB-    0.80% (+/- 0.50%)    LIBOR + [ ]%   Subordinate       5.32        43-74
------------------------------------------------------------------------------------------------------------------------------

(1)      The  Certificate  Principal  Balances  are based on scheduled  balances of the related  Mortgage  Loans as of April 1, 2006 and are subject to an aggregate  +/- 10%
         variance on the Certificates.
(2)      Includes fully funded  overcollateralization  of  approximately  0.80%. The Class I-A-1 and Class II-A-1  Certificates  will each be a super senior class. The Class
         I-A-1  Certificates  will be entitled to  additional  credit  support  from the Class I-A-2  Certificates,  and the Class II-A-1  Certificates  will be entitled to additional  credit  support from the Class II-A-2 and Class II-A-3  Certificates.  Losses that would  otherwise be allocated to the Class I-A-1  Certificates  will first be allocated to the Class I-A-2  Certificates  until reduced to zero.  Losses that would otherwise be allocated to the Class II-A-1  Certificates  will first be allocated to the Class  II-A-3 and Class  II-A-2  Certificates,  in that order,  until  reduced to zero.  Losses that would  otherwise be allocated to the Class
         II-A-2 Certificates will first be allocated to the Class II-A-3 Certificates until reduced to zero.
(3)      The Pass-Through  Rates for the Class I-A-1 and Class I-A-2  Certificates  will be adjustable rates equal to the lesser of (i) one-year MTA plus the related margin,
         (ii) the  weighted  average  of the Net  Mortgage  Rates for the group 1 mortgage  loans and (iii) the  related  Net  Maximum  Rate Cap (as  defined  herein).  The
         Pass-Through  Rates for the Class  II-A-1,  Class II-A-2 and Class II-A-3  Certificates  (as defined  herein) will be  adjustable  rates equal to the lesser of (i)
         one-month  LIBOR plus the related  margin  (which  margin will be  multiplied  by 2.0 after the first  possible  Optional  Cleanup Call Date) and (ii) the weighted average of the net mortgage  rates on the group 2 mortgage  loans for that  Distribution  Date  (adjusted to an actual/360  day count basis) and (iii) 11.00%.  The
         Pass-Through  Rates for the Class M Certificates  (as defined  herein) will be adjustable  rates equal to the lesser of (i) one-month LIBOR plus the related margin
         (which margin will be multiplied  by 1.5 after the first  possible  Optional  Cleanup Call Date) and (ii) the weighted  average of the weighted  average of the net mortgage rates of the mortgage loans for that Distribution Date (adjusted to an actual/360 day count basis) and (iii) 11.00%.
(4)      Assuming 25% CPR (the "Pricing Prepayment Assumption") and the 10% Clean-up Call is exercised.

                                                STRUCTURAL AND COLLATERAL TERM SHEET

FEATURES OF THE TRANSACTION

|X|      Offering consists of certificates totaling approximately  $844,076,000,  subject to a +/- 10% variance, of which approximately $782,025,000 will be rated Aaa/AAA by
     Moody's and S&P, respectively.
|X|      The expected amount of credit support for the Class A Certificates  will be  approximately  8.00% (+/- 0.50, for the Class M-1  Certificates  will be  approximately
     5.75% (+/- 0.50%), for the Class M-2 Certificates will be approximately  4.80% (+/- 0.50%), for the Class M-3 Certificates will be approximately  4.30% (+/- 0.50%), for the Class M-4  Certificates  will be  approximately  3.80% (+/- 0.50%),  for the Class M-5  Certificates  will be  approximately  3.30% (+/-  0.50%),  for the Class M-6
     Certificates will be approximately  2.80% (+/- 0.50%),  for the Class M-7 Certificates will be approximately  2.30% (+/- 0.50%),  for the Class M-8 Certificates will be approximately  1.80% (+/- 0.50%),  for the Class M-9 Certificates  will be  approximately  1.30% (+/- 0.50%) and for the Class M-10  Certificates  will be approximately
     0.80% (+/- 0.50%).  Only the Class I-A-2 and Class II-A-3 Certificates will have the benefit of an insurance policy (as described herein).
|X|      Substantially  all of the collateral is expected to consist of One-Year MTA payment option adjustable rate mortgage loans with a negative  amortization  feature set to mature  within 40 years of the date of  origination,  secured by first liens on one- to  four-family  residential  properties  and  acquired by  Residential  Funding
     Corporation.

TIME TABLE

CUT-OFF DATE:           April 1, 2006

SETTLEMENT DATE:        April 27, 2006

DISTRIBUTION DATE:      25th of each month or the next business day if such day is not a business day.

FIRST DISTRIBUTION DATE:May 25, 2006

ASSUMED FINAL           The distribution date occurring in May 2046.  The actual final distribution date could be
DISTRIBUTION DATE:      substantially earlier.

KEY TERMS

ISSUER:                 RALI Series 2006-QO4 Trust

DEPOSITOR:              Residential Accredit Loans, Inc.

MASTER SERVICER:        Residential Funding Corporation

TRUSTEE:                Deutsche Bank Trust Company Americas

CERTIFICATE INSURER:    TBD

SIGNIFICANT SERVICERS:  Servicers  that  may  subservice  10% or  more  by  principal  amount  of the  mortgage  loans  include
                        HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.
RATING AGENCIES:        Moody's and Standard & Poor's.

TYPE OF ISSUANCE:       Public for all the Offered Certificates.

OFFERED CERTIFICATES:   Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and Class M Certificates

CLASS A CERTIFICATES:   Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates

CLASS M CERTIFICATES:   Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and
                        Class M-10 Certificates

LIBOR CERTIFICATES:     Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and Class M Certificates
MTA CERTIFICATES:       Class I-A-1 and Class I-A-2 Certificates

SERVICER ADVANCING:     The Master  Servicer  is  obligated  to  advance  delinquent  mortgagor  payments  through  the date of liquidation of an REO property to the extent the advance is deemed recoverable.

DELAY DAYS:             0 day delay on the LIBOR Certificates and 15 days delay on the MTA Certificates.

PREPAYMENT PERIOD:      As to any Distribution Date, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution
                        Date occurs.

DAY COUNT:              Actual/360 basis for the LIBOR Certificates and 30/360 basis for the MTA Certificates.

INTEREST ACCRUAL PERIOD:For the LIBOR Certificates from the prior Distribution Date to the day prior to the current
                        Distribution Date except for the initial accrual period for which interest will accrue from the
                        Closing Date.  For the MTA Certificates the calendar month prior to such distribution date.  The MTA
                        Certificates will settle with 26 days of accrued interest.

COMPENSATING INTEREST:  On each distribution date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any
                        Distribution Date will be limited to an amount equal to the lesser of (i) the master servicing fee and investment earnings on the custodial account and (ii) the product of:

                                          o 0.125% multiplied by
                                          o one-twelfth multiplied by
                                          o the aggregate stated principal balance of the mortgage loans as of the first day of the prior month.

PRICING PREPAYMENT      A 100% prepayment assumption assumes a constant prepayment rate, or CPR, of 25.0% per annum of the
ASSUMPTION:             then outstanding principal balance of the mortgage loans in each month thereafter during the life of the mortgage loans.

COLLATERAL DESCRIPTION: As of April 1,  2006,  the  aggregate  principal  balance of the  mortgage  loans  described  herein is expected to be  approximately  $850,027,283.  The mortgage  loans will be divided into two loan groups.
                        The group 1 mortgage  loans will  consist  of  conforming  balance  loans with an  aggregate  principal balance of  $444,776,674.  The group 2 mortgage  loans will consist of  conforming  and  non-conforming balance loans with an aggregate  principal  balance of $405,250,608.  Substantially all of the Mortgage
                        Loans accrue  interest at a mortgage  rate which adjusts  monthly  (after the initial fixed rate teaser period of one or three months) based upon an index rate of the 12-month  moving  average of the monthly yield on United  States  treasury  securities  adjusted to a constant  maturity of one year (the "MTA")
                        index.  After the one or three month  initial fixed rate teaser  period,  the interest rate for each of these  MTA-indexed  Mortgage  Loans will adjust  monthly to equal the sum of MTA and the related  gross margin.  None of the  MTA-indexed  Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For each of the MTA-indexed  Mortgage Loans,  the related  borrower must make a minimum monthly payment which is subject to adjustment  on a date  specified in the mortgage note and annually on the same date thereafter,  subject  generally to the conditions  that (i) the amount of the minimum  monthly  payment will not increase by an amount that is more than 7.50% of the last minimum monthly payment,  (ii) as of the fifth  anniversary of the first due date and on the same day every five years thereafter as well as the final payment  adjustment  date, the minimum monthly payment will be recast,  without regard to the limitation in clause (i) above,  in order to amortize  fully the then unpaid  mortgage  loan  principal balance over the remaining term to maturity,  and (iii) if the unpaid  mortgage loan principal  balance exceeds  110% or 115% of the  original  principal  balance  due to  Deferred  Interest  (the  "Negative
                        Amortization  Limit"), the minimum monthly payment will be recast,  without regard to the limitation in clause (i), in order to amortize  fully the then unpaid  principal  balance over the remaining  term to maturity.

                        On each  Distribution  Date after the initial  fixed rate  period,  the  servicer  will present to each borrower  three payment  options in addition to the minimum  monthly  payment  described  above.  Those payment  options will include (i) interest  only,  (ii) an amount that will fully amortize the mortgage loan over the remaining  term of the mortgage loan at the current  mortgage  rate,  and (iii) an amount that will fully amortize the mortgage loan over a period of 15 years from the first  Distribution  Date at the current  mortgage  rate.  Those  payment  options will only be available to the borrower if they are higher than the minimum monthly payment described above.

                        Negative  amortization  on a MTA-indexed  Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal  balance of the MTA-indexed Mortgage Loan (such deficiency,  the "Deferred  Interest").  The amount of the Deferred
                        Interest, if any, is then added to the unpaid principal balance of the MTA-indexed Mortgage Loan.

THE MORTGAGE LOANS:     The  Mortgage  Loans will be  secured  by first lien  mortgage  loans  secured  by  one-to-four  family residential  properties.  Substantially  all of the  mortgage  loans are indexed to  One-Year  MTA with monthly coupon adjustments that allow for negative amortization.

EXPENSE RATE:           The "Expense  Rate" is comprised of primary  servicing  fees and a  master-servicing  fee. The weighted average Expense Rate will be equal to approximately 0.4250%.

INSURANCE PREMIUM RATE:

                        The "Insurer Premium Rate" with respect to each Distribution Date is a rate equal to 0.06% per annum.
OPTIONAL CLEAN UP CALL:

                        Less than 10% of the Cut-off Date principal balance of the Mortgage Loans.
TAX TREATMENT:          It is  anticipated  that the Offered  Certificates  will be treated as REMIC regular  interests for tax purposes.

ERISA ELIGIBILITY:      The  Offered  Certificates  are  expected  to be  eligible  for  purchase by or with assets of employee benefit plans and other plans and arrangements  that are subject to Title I of ERISA or Section 4975 of the Code,  subject to certain  conditions.  Prospective  investors  should  review with their own legal advisors as to whether the purchase and holding of the  Certificates  could give rise to a  transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA ELIGIBILITY:      The Class A Certificates,  Class M-1, Class M-2 and Class M-3  Certificates  are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.
MINIMUM DENOMINATION:

                        $100,000 for the Class A, Class M-1,  Class M-2 and Class M-3  Certificates  and $250,000 for the Class
                        M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.
DELIVERY:               DTC

STRUCTURE OF THE OFFERED CERTIFICATES

  CREDIT ENHANCEMENT

The credit enhancement provided for the Certificates in the form of net monthly excess cashflow, subordination, overcollateralization and in the case of the Class I-A-2 and Class II-A-3 Certificates only, the Insurance Policy.

NEGATIVE AMORTIZATION

In the event that an increase in the mortgage index causes interest to accrue on a mortgage loan for a given month in excess of the minimum monthly payment due for that mortgage loan, the excess interest will be added to the outstanding principal balance of that mortgage loan in the form of negative amortization (referred to herein as the
 "Deferred Interest "). For any distribution date, the excess, if any, of (i) the negative amortization with respect to all mortgage loans for the calendar month prior to that distribution date, over (ii) the aggregate amount of prepayments in full and partial prepayments received with respect to all mortgage loans during the related prepayment period (referred to herein as the  "Net Deferred Interest "), will be deducted from interest payments to the Class A Certificates and the Class M Certificates
as described in "Net Deferred Interest", below. The amount deducted from the interest payable to each class of certificates will be added to the principal balance of that class.

DEFINITIONS

             ACCRUED CERTIFICATE           For any  Distribution  Date and each class of Offered  Certificates,  equals the amount of  interest
             INTEREST:                     accrued during the related  Interest  Accrual Period on the related  Certificate  Principal  Balance immediately  prior  to  such  Distribution  Date  (or the  Closing  Date  in the  case of the  first
                                           Distribution  Date)  at the  related  Pass-Through  Rate,  as  reduced  by any  prepayment  interest shortfalls and any shortfalls  resulting from the application of the Servicemembers Civil Relief Act
                                           (or any similar state statutes) and reduced by any Net Deferred Interest allocated to that class.

             PRINCIPAL PREPAYMENT          The principal  portion of all partial and full  prepayments  received during the related  prepayment period.

             NET MONTHLY EXCESS CASHFLOW:  With  respect  to any  Distribution  Date,  an  amount  equal  to the sum of (x) the  excess  of the available  distribution  amount  for  that  Distribution  Date  over  the  sum of (a)  the  interest distribution amount for the certificates on that Distribution Date and (b) the Principal  Remittance
                                           Amount for that Distribution Date, and (y) the  Overcollateralization  Reduction Amount, if any, for
                                           that Distribution Date.

             INSURANCE POLICY:             The Certificate  Insurer will issue an insurance policy (the "Insurance  Policy") for the benefit of the Class  I-A-2 and Class  II-A-3  Certificates.  The  Insurance  Policy will  unconditionally  and irrevocably  guarantee payment of (i) the outstanding  Class Certificate  Balance of the Class I-A-2 and Class II-A-3  Certificates  on their final maturity date, (ii) the amount of any realized losses allocated to the Class I-A-2 and Class II-A-3  Certificates  and (iii)  accrued and unpaid  interest calculated at the Pass-Through  Rate due on the Class I-A-2 and Class II-A-3  Certificates,  subject to certain terms and conditions  set forth in the Insurance  Policy.  The Insurance  Policy will not provide  credit  enhancement  for any class of  Certificates  other  than the Class  I-A-2 and Class
                                           II-A-3 Certificates.

                                           On each  Distribution  Date, the trustee will  calculate the extent to which the funds  available to make the  distributions  of principal and interest are insufficient to distribute the amounts due on the Class I-A-2 and Class II-A-3  Certificates.  If an insufficiency exists and it is covered by the
                                           Insurance Policy, then the trustee will make a draw on the Insurance Policy.

                                           If for any reason the  Certificate  Insurer does not make the payments  required under the Insurance
                                           Policy,  the holders of the Class I-A-2 and Class II-A-3  Certificates  will rely on the Group 1 and
                                           Group 2 Mortgage  Loans,  respectively,  for their  distributions  of interest  and  principal,  and certificateholders may suffer a loss.

                                           The Insurance Policy does not cover Net Rate Carryover or shortfalls in interest  collections on the
                                           Mortgage Loans that are attributable to prepayment  interest  shortfalls,  deferred  interest or the application of the Servicemembers Civil Relief Act.

             REQUIRED                      For any Distribution  Date (i) prior to the Stepdown Date, an amount equal to 0.80% of the aggregate
             OVERCOLLATERALIZATION         stated  principal  balance  of the  Mortgage  Loans as of the  Cut-off  Date,  (ii) on or after  the
             AMOUNT:                       Stepdown  Date but prior to the  Distribution  Date in May 2012  provided a Trigger  Event is not in effect, the greater of (x) 2.00% of the then current aggregate  outstanding principal balance of the
                                           Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y)
                                           the  Overcollateralization  Floor,  (iii)  on or  after  the  Stepdown  Date  and  on or  after  the
                                           Distribution  Date in May 2012 provided a Trigger  Event is not in effect,  the greater of (x) 1.60%
                                           of the then current  aggregate  outstanding  principal  balance of the  Mortgage  Loans after giving effect  to  distributions  to be made on that  Distribution  Date and (y) the  Overcollateralization
                                           Floor,  or (iv) on or after  the  Stepdown  Date if a  Trigger  Event  is in  effect,  the  Required
                                           Overcollateralization  Amount for the immediately preceding  Distribution Date. The initial Required
                                           Overcollateralization Amount will be fully funded on the Closing Date.

             OVERCOLLATERALIZATION FLOOR:  An amount equal to 0.50% of the aggregate  principal balance of the Mortgage Loans as of the Cut-Off
                                           Date, or approximately $4,250,136.  The  Overcollateralization  Floor for the Group 1 mortgage loans will be  equal  to  0.50%  of the  aggregate  principal  balance  of such  loans,  or  approximately
                                           $2,223,883.  The  Overcollateralization  Floor for the Group 2 mortgage loans will be equal to 0.50%
                                           of the aggregate principal balance of such loans, or approximately $2,026,253.

             EXCESS                        With respect to any Distribution  Date, the excess, if any, of the  Overcollateralization  Amount on
             OVERCOLLATERALIZATION         that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.
             AMOUNT:

             OVERCOLLATERALIZATION         With respect to any  Distribution  Date, the excess,  if any, of (a) the aggregate  stated principal
             AMOUNT:                       balance of the Mortgage Loans before giving effect to  distributions of principal to be made on that
                                           Distribution Date, over (b) the aggregate  certificate principal balance of the Class A Certificates and Class M Certificates  before taking into account  distributions  of principal to be made on that
                                           Distribution Date.

             OVERCOLLATERALIZATION         With respect to any  Distribution  Date, an amount equal to the lesser of (i) the Net Monthly Excess
             INCREASE AMOUNT:              Cashflow for that  Distribution  Date (to the extent not used to cover  losses) and (ii) the excess, if any, of (x) the Required  Overcollateralization  Amount for that  Distribution  Date over (y) the
                                           Overcollateralization Amount for that Distribution Date.

             NET DEFERRED INTEREST:        The excess if any of  Deferred  Interest  on  Mortgage  Loans over  principal  prepayments.  For any distribution  date, the Net Deferred Interest on each loan group will be allocated among the related classes of  certificates  in an  aggregate  amount  equal to the excess,  if any, of (i) the current interest accrued at the  Pass-Through  Rate for such class over (ii) the amount that would have been calculated  as  current  interest  had the  Pass-Through  Rate  for  such  class  been  equal to the applicable Adjusted Cap Rate for such class and for such distribution date.

                                           On each distribution  date, any amount of Net Deferred Interest allocable to a class of certificates on such  distribution  date will be added as principal to the outstanding class principal balance of such class of  certificates.  As a result of the allocation of Net Deferred  Interest,  a portion of the  interest  accrued on such  certificates  may be  distributed  to such  certificates  later than otherwise anticipated.

OVERCOLLATERALIZATION         With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would
REDUCTION AMOUNT:             be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of
                              (i) the Excess Overcollateralization Amount for that Distribution Date, and (ii) the Principal
                              Remittance Amount for that Distribution Date.

STEPDOWN DATE:                The earlier to occur of (i) the first  distribution date following the distribution date for which the
                              Certificate  Principal  Balances of the Class A  Certificates  have been reduced to zero, and (ii) the later to occur of (x) the Distribution Date occurring in May 2009 and (y) the first  Distribution Date on which the Senior  Enhancement  Percentage  is equal to or  greater  than  approximately  (a) on any
                              Distribution  Date prior to the Distribution Date in May 2012, 20.00% and (b) on any Distribution Date
                              on or after the Distribution Date in May 2012, 16.00%.

SENIOR ENHANCEMENT            On any  Distribution  Date,  the  Senior  Enhancement  Percentage  will be  equal to a  fraction,  the
PERCENTAGE:                   numerator  of which is the sum of (x) the  aggregate  certificate  principal  balance  of the  Class M
                              Certificates  immediately  prior to that Distribution  Date and (y) the  Overcollateralization  Amount
                              immediately  prior to that  Distribution  Date, and the  denominator of which is the aggregate  stated
                              principal  balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that
                              Distribution Date.

TRIGGER EVENT:                A Trigger  Event is in effect  with  respect  to any  Distribution  Date if either (i) on or after the
                              Stepdown Date the Sixty-Plus Delinquency Percentage,  as determined on that Distribution Date, exceeds
                              35.00% prior to the Distribution  Date in May 2012 or 40.00% on or after the Distribution  Date in May
                              2012 of the current Senior  Enhancement  Percentage or (ii) on or after the  Distribution  Date in May
                              2009 the aggregate  amount of realized losses  allocated as a percentage of the Cut-Off Date aggregate stated principal balance of the Mortgage Loans exceeds the values defined below:

         DISTRIBUTION DATE                   CUMULATIVE REALIZED LOSS PERCENTAGE:
         May 2008 - April 2009               [0.200]% for the first month, plus an additional 1/12th of 0.500% for
         each month thereafter                  (e.g., approximately 0.250% in May 2009)
         May 2009 - April 2010               [0.450]% for the first month, plus an additional 1/12th of 0.500% for
         each month thereafter                  (e.g., approximately 0.350% in May 2009)
         May 2010 - April 2011               [0.800]% for the first month, plus an additional 1/12th of 0.500% for
         each month thereafter                  (e.g., approximately 0.350% in May 2010)
         May 2011 - April 2012               [1.150]% for the first month, plus an additional 1/12th of 0.400% for
         each month thereafter                  (e.g., approximately 0.400% in May 2010)
         May 2012 - April 2013               [1.550]% for the first month, plus an additional 1/12th of 0.400% for
         each month thereafter                  (e.g., approximately 0.150% in May 2010)
         May 2013 and thereafter             [1.700]%

 SIXTY-PLUS DELINQUENCY       With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average,  for each
 PERCENTAGE:                  of the three Distribution  Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate stated principal  balance of the Mortgage Loans that are 60 or more days  delinquent  in payment of  principal  and interest for that  Distribution  Date,  including mortgaged loans in bankruptcy,  foreclosure and REO, over (y) the aggregate stated  principal  balance of all of the Mortgage Loans immediately preceding that Distribution Date.

NET MORTGAGE RATE:            With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

NET WAC CAP RATE:             With respect to any Distribution Date and the Class I-A-1 and Class I-A-2 Certificates, a per annum rate (which will not be less than zero) equal to the weighted average of the group 1 mortgage loans
                              (and in the case of the Class I-A-2 Certificates only, reduced by the insurance premium rate).

                              With respect to any Distribution Date and the Class II-A-1, Class II-A-2 and Class II-A-3
                              Certificates, a per annum rate (which will not be less than zero) equal to the weighted average of the Net Mortgage Rates of the group 2 mortgage loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period multiplied by a fraction expressed as a percentage (and in the case of the Class II-A-3 Certificates only, reduced by the insurance premium rate), the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

                              With respect to any Distribution Date and the Class M Certificates, a per annum rate (which will not be less than zero) equal to the weighted average of the weighted average of the Net Mortgage Rates of the mortgage loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period multiplied by a fraction expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related
                              Interest Accrual Period.

ADJUSTED CAP RATE:            The "Adjusted  Cap Rate" for the Class I-A-1 and Class I-A-2  Certificates  and for any  Distribution
                              Date  equals (x) the  related Net WAC Cap Rate less (y) a per annum rate equal to: (i) the product of
                              (a) the Net Deferred  Interest related to the group 1 mortgage loans for such  Distribution  Date and
                              (b) 12,  divided by (ii) the  aggregate  principal  balance  of the Group 1 Mortgage  Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class II-A-1,  Class II-A-2 and Class II-A-3 Certificates and for any
                              Distribution  Date  equals (x) the  related  Net WAC Cap Rate less (y) a per annum rate equal to: (i)
                              the  product  of (a) the Net  Deferred  Interest  related  to the  group 2  mortgage  loans  for such
                              Distribution  Date and (b) 12,  divided  by (ii)  the  aggregate  principal  balance  of the  Group 2
                              Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class M  Certificates  and for any  Distribution  Date equals (x) the related Net WAC Cap Rate,  computed for this purpose by first reducing the Weighted  Average Mortgage
                              Rate of the group 1 mortgage  loans and the Weighted  Average  Mortgage  Rate of the group 2 mortgage loans by a per annum rate equal to: (i) the product of (a) the Net Deferred  Interest for the related
                              Mortgage  Loans  for such  Distribution  Date and (b) 12,  divided  by (ii) the  aggregate  principal balance of the related  Mortgage  Loans as of the first day of the month  prior to such  Distribution
                              Date.

NET MAXIMUM RATE:             The "Net Maximum Rate" with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate, LPMI fee rate, if any, and the master servicing fee rate.

NET MAXIMUM RATE CAP:
                              The "Net Maximum Rate Cap" for the each of the Certificates is equal to the related Net WAC Cap Rate computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

BASIS RISK SHORTFALL:         With respect to any class of Class A Certificates and Class M Certificates and any Distribution Date
                              on which the Net WAC Cap Rate is used to determine the Pass-Through Rate for that class of certificates, an amount equal to the excess of (i) Accrued Certificate Interest for that class calculated at a rate equal to One-Year MTA or One-Month LIBOR, where applicable, plus the related
                              Margin, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate;
                              plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Net Monthly Excess Cashflow, at a rate equal to the Pass-Through
                              Rate for such Distribution Date.

PREPAYMENT INTEREST           With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest
SHORTFALL:                    resulting from mortgagor prepayments on the Mortgage Loans during the Prepayment Period.  These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment.  No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefore.  Any Prepayment
                              Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and
                              allocated to a class of offered certificates will accrue interest at the then applicable
                              Pass-Through Rate on that class of offered certificates.

RELIEF ACT SHORTFALLS:        With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or similar legislation or regulation.  Relief Act
                              Shortfalls will be covered by available Net Monthly Excess Cashflow in the current period only as described under "Net Monthly Excess Cashflow Distributions."  Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Net Monthly Excess Cashflow will remain unpaid.  Relief Act Shortfalls will be allocated on a pro rata basis among the certificates.

INTEREST DISTRIBUTION         With respect to any distribution  date and the offered  certificates,  the aggregate amount of Accrued
AMOUNT:                       Certificate  Interest for that  distribution  date at the lesser of (i) the adjusted cap rate and (ii)
                              the related  Pass-Through Rate on the class principal balance,  plus any accrued certificate  interest remaining unpaid from any prior distribution date,  together with interest thereon at the Pass-Through
                              Rate in effect for that  distribution  date, in each case to the extent  distributed to the holders of the offered certificates.

INTEREST CARRY FORWARD
AMOUNT:                       With respect to any class of Class A and Class M Certificates and each Distribution Date, is (i) the excess of (a) current interest due to such class with respect to prior Distribution Dates, over (b)
                              the amount actually distributed to that class with respect to interest on prior Distribution Dates;
                              and (ii) interest for the applicable Interest Accrual Period on the amount at the Pass-Through Rate for the applicable class of Certificates.

INTEREST DISTRIBUTIONS:       On each  Distribution  Date,  accrued and unpaid  interest (less  prepayment  interest  shortfalls not covered by compensating  interest,  Net Deferred  Interest and Relief Act Shortfalls)  will be paid to the  holders  of  Class A  Certificates  and  Class M  Certificates  to the  extent  of the  available distribution  amount for the  related  loan group as  described  in the term sheet  supplement  (after payment of the master servicing and sub-servicing fees) in the following order of priority:

                              1.       To the Certificate Insurer, the related monthly premium due under the applicable policy
                              2.       To the Class A Certificates, pro rata;
                              3.       To the Class M-1 Certificates;
                              4.       To the Class M-2 Certificates;
                              5.       To the Class M-3 Certificates;
                              6.       To the Class M-4 Certificates;
                              7.       To the Class M-5 Certificates;
                              8.       To the Class M-6 Certificates;
                              9.       To the Class M-7 Certificates;
                              10.      To the Class M-8 Certificates;
                              11.      To the Class M-9 Certificates; and
                              12.      To the Class M-10 Certificates.

PRINCIPAL PAYMENTS:           Concurrently, the Group I Principal Distribution Amount, pro rata, to the Class I-A-1 and Class
                              I-A-2 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero and the Group II Principal Distribution Amount, pro rata to the Class II-A-1, Class II-A-2 and
                              Class II-A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              The Certificate  Insurer will receive any reimbursement  amounts owed to the Certificate Insurer with respect to draws made under the Insurance Policy with respect to principal.

                              The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until on or after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate certificate principal balance of the Class A Certificates have been reduced to zero.

                              On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority:  to the Class
                              M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the
                              Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal
                              Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, to
                              the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, to the Class M-6
                              Certificates, the Class M-6 Principal Distribution Amount, to the Class M-7 Certificates, the Class
                              M-7 Principal Distribution Amount, to the Class M-8 Certificates, the Class M-8 Principal
                              Distribution Amount, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, and
                              to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount in each case until the certificate principal balance thereof has been reduced to zero.

PRINCIPAL DISTRIBUTION        With respect to any distribution date, the lesser of (a) the excess of (i) the Available
AMOUNT:                       Distribution Amount over (ii) the Interest Distribution Amount and (b) the sum of the following:

                              1.       the principal  portion of all scheduled  monthly  payments on the mortgage loans received or advanced with respect to the related due period;

                              2.       the principal  portion of all proceeds of the repurchase of Mortgage Loans,  or, in the case of  a  substitution,  amounts  representing  a  principal  adjustment,  as required by the  pooling  and  servicing  agreement  during the  preceding calendar month;

                              3.       the principal  portion of all other unscheduled  collections  received on the mortgage loans during the  preceding  calendar  month other than  Subsequent  Recoveries, including,  without limitation,  Insurance Proceeds,  Liquidation Proceeds and,  except to the extent applied to offset Deferred  Interest,  full and partial Principal  Prepayments made by the respective  mortgagors,  to the extent  not  distributed  in  the  preceding  month  or,  in the  case  of
                                                Principal Prepayments in full, during the related Prepayment Period;

                              4.       the  lesser of (a) the Excess  Cash Flow for that  distribution  date and (b) the  principal portion of any Realized Losses incurred,  or deemed to have been incurred, on any mortgage  loans in the calendar month  preceding that  distribution date to the extent covered by Excess Cash Flow for that  distribution date as described under "--Excess Cash Flow and Overcollateralization" below;

                              5.       the lesser of (a) the Excess Cash Flow for that  distribution  date,  to the extent not used pursuant  to  clause  (4)  above on such  distribution  date,  and (b) the principal  portion  of any  Realized  Losses  allocated  to any  class  of offered  certificates on a prior  distribution  date and remaining unpaid, to the extent covered by Subsequent  Recoveries for that distribution date as described  under "--Excess Cash Flow and  Overcollateralization"  below;
                                                and

                              6.       the lesser of (a) the Excess Cash Flow for that  distribution  date,  to the extent not used pursuant to clauses (4) and (5) above on such  distribution  date, and (b)
                                                the  amount  of  any   Overcollateralization   Increase  Amount  for  that
                                                distribution date;

                                                minus

                              7.       the amount of any Overcollateralization Reduction Amount for that distribution date; and

                              8.       any related Capitalization Reimbursement Amount.

                              In no event will the Principal Distribution Amount on any distribution date be less than zero or greater than the aggregate outstanding Certificate Principal Balance of the offered certificates.

PRINCIPAL REMITTANCE AMOUNT:  For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections other than subsequent recoveries received on the related Mortgage
                              Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not applied to offset Deferred Interest and to the extent not distributed in the month.

CLASS A PRINCIPAL             With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of:  (i) the Principal Distribution Amount for that Distribution Date; and
                                   (ii) the excess of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1)
                                   80.00% for any Distribution Date prior to the Distribution Date in May 2012 and 84.00%  for any
                                   Distribution Date on or after the Distribution Date in May 2012 and (2) the aggregate stated
                                   principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                   Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the
                                   Overcollateralization Floor.

GROUP I PRINCIPAL             On any  distribution  date, the  Class A Principal  Distribution  Amount for that  distribution  date
DISTRIBUTION AMOUNT:          multiplied by a fraction,  the numerator of which is the portion of the Principal  Allocation  Amount related to Loan Group I for that  distribution  date and the  denominator  of which is the  Principal
                              Allocation Amount for all of the mortgage loans for that distribution date.

GROUP II PRINCIPAL            On any distribution date, the Class A Principal Distribution Amount for that distribution date
DISTRIBUTION AMOUNT:          multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to Loan Group II for that distribution date and the denominator of which is the Principal
                              Allocation Amount for all of the mortgage loans for that distribution date.

PRINCIPAL ALLOCATION AMOUNT:  With  respect to any  distribution  date,  the sum of (a) the  Principal  Remittance  Amount for that distribution  date,  (b) any  Realized  Losses  covered by amounts of subsequent  recoveries for such distribution  date and (c) the  aggregate  amount of the principal  portion of Realized Losses on the mortgage  loans in the calendar  month  preceding  that  distribution  date, to the extent covered by
                              Excess  Cash  Flow;   provided,   however,   that  on  any  distribution   date  on  which  there  is
                              (i) insufficient  Subsequent  Recoveries to cover all unpaid  Realized  Losses on the mortgage  loans described in clause  (b) above,  in  determining  the Group I Principal  Distribution  Amount and the
                              Group II Principal  Distribution Amount,  Subsequent  Recoveries will be allocated to the Class I-A-1 and Class I-A-2 Certificates and Class II-A-1,  Class II-A-2 and Class II-A-3 Certificates, pro rata, based on the principal portion of unpaid Realized Losses from prior  distribution  dates on the Group
                              I Loans  and  Group II  Loans,  respectively,  and  (ii) insufficient  Excess  Cash Flow to cover all
                              Realized  Losses on the mortgage loans  described in clause  (c) above,  in  determining  the Group I
                              Principal  Distribution Amount and the Group II Principal  Distribution  Amount, the Excess Cash Flow
                              remaining  after the  allocation  described  in  clause  (b) or  (i) above,  as  applicable,  will be allocated to the Class I-A-1 and Class I-A-2  Certificates and  Class II-A-1,  Class II-A-2 and Class
                              II-A-3 Certificates,  pro rata, based on the principal portion of Realized Losses incurred during the calendar  month  preceding  that  distribution  date  on the  Group  I  Loans  and  Group  II  Loans, respectively.

CLASS M-1 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of:  (i) the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of
                                   (a) the sum of (1) the aggregate certificate principal balance of the Class A Certificates
                                   (after taking into account the payment of the Class A Principal Distribution Amount) and (2)
                                   the certificate principal balance of the Class M-1 Certificates immediately prior to that
                                   Distribution Date over (b) the lesser of (x) the product of (1) 85.75% for any Distribution
                                   Date prior to the Distribution Date in May 2012 and 88.60% for any Distribution Date on or
                                   after the Distribution Date in May 2012 and (2) the aggregate stated principal balance of the
                                   Mortgage Loans after giving effect to distributions to be made on that Distribution Date and
                                   (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASS M-2 PRINCIPAL             With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                               1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal
                                    Distribution Amount, or
                               2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                    Date, the lesser of:  (i) the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal
                                    Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution
                                    Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2
                                    Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 88.25% for any Distribution Date prior to the Distribution Date in May 2012 and 90.60%
                                    for any Distribution Date on or after the Distribution Date in May 2012 and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the
                                    Overcollateralization Floor.

CLASS M-3 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                   Distribution Amount, and Class M-2 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                   Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a)
                                   the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class
                                   M-2 Certificates (after taking into account the payment of the Class A Principal Distribution
                                   Amount,  the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution
                                   Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3
                                   Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 89.50% for any Distribution Date prior to the Distribution Date in May 2012 and 91.60%
                                   for any Distribution Date on or after the Distribution Date in May 2012 and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the
                                   Overcollateralization Floor.

CLASS M-4 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal
                                   Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                   Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal
                                   Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount,  the Class M-1 Principal
                                   Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal
                                   Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of
                                   (x) the product of (1) 90.75% for any Distribution Date prior to the Distribution Date in May
                                   2012 and 92.60% for any Distribution Date on or after the Distribution Date in May 2012 and (2)
                                   the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                   Distribution Date, less the Overcollateralization Floor.

CLASS M-5 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount and Class M-4 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of
                                   (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount,  the Class M-1 Principal Distribution Amount, Class M-2 Principal
                                   Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal
                                   Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of
                                   (x) the product of (1) 92.00% for any Distribution Date prior to the Distribution Date in May
                                   2012 and 93.60% for any Distribution Date on or after the Distribution Date in May 2012 and (2)
                                   the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                   Distribution Date, less the Overcollateralization Floor.

CLASS M-6 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution
                                   Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount,  the Class M-1
                                   Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal
                                   Distribution Amount, Class M-4 Principal Distribution Amount and the Class M-5 Principal
                                   Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (b) the lesser of
                                   (x) the product of (1) 93.25% for any Distribution Date prior to the Distribution Date in May
                                   2012 and 94.60% for any Distribution Date on or after the Distribution Date in May 2012 and (2)
                                   the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                   Distribution Date, less the Overcollateralization Floor.

CLASS M-7 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                   Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and
                                   Class M-6 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                   Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                   Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                   Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution
                                   Amount and the Class M-6 Principal Distribution Amount; and (ii) the excess of (a) the sum of
                                   (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class
                                   M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount,  the Class M-1 Principal Distribution Amount, Class
                                   M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal
                                   Distribution Amount, Class M-5 Principal Distribution Amount and the Class M-6 Principal
                                   Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (b) the lesser of
                                   (x) the product of (1) 94.50% for any Distribution Date prior to the Distribution Date in May
                                   2012 and 95.60% for any Distribution Date on or after the Distribution Date in May 2012 and (2)
                                   the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                   Distribution Date, less the Overcollateralization Floor.

CLASS M-8 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount,
                                    Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                    Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution
                                    Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution
                                    Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                                    Certificates (after taking into account the payment of the Class A Principal Distribution
                                    Amount,  the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount,
                                    Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5
                                    Principal Distribution Amount, Class M-6 Principal Distribution Amount and the Class M-7
                                    Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 95.75% for any Distribution Date prior to the Distribution
                                    Date in May 2012 and 96.60% for any Distribution Date on or after the Distribution Date in May
                                    2012 and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                    Distribution Date, less the Overcollateralization Floor.

CLASS M-9 PRINCIPAL           With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount,
                                    Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8
                                    Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                    Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution
                                    Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution
                                    Amount and the Class M-8 Principal Distribution Amount; and (ii) the excess of (a) the sum of
                                    (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class
                                    M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A Principal Distribution Amount,  the Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount,
                                    Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount for that
                                    Distribution Date and the Class M-8 Principal Distribution Amount for that Distribution Date)
                                    and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 97.00% for any
                                    Distribution Date prior to the Distribution Date in May 2012 and 97.60% for any Distribution
                                    Date on or after the Distribution Date in May 2012 and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                    Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the
                                    Overcollateralization Floor.

CLASS M-10 PRINCIPAL          With respect to any Distribution Date:
DISTRIBUTION AMOUNT:
                              1.       prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount,
                                    Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8
                                    Principal Distribution Amount and Class M-9 Principal Distribution Amount, or
                              2.       on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution
                                    Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution
                                    Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                    Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution
                                    Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution
                                    Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution
                                    Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution
                                    Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                    Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A
                                    Principal Distribution Amount,  the Class M-1 Principal Distribution Amount, Class M-2
                                    Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal
                                    Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution
                                    Amount, the Class M-7 Principal Distribution Amount for that Distribution Date, the Class M-8
                                    Principal Distribution Amount for that Distribution Date and the Class M-9 Principal
                                    Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (b) the lesser of
                                    (x) the product of (1) 98.25% for any Distribution Date prior to the Distribution Date in May
                                    2012 and 98.60% for any Distribution Date on or after the Distribution Date in May 2012 and
                                    (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                    Distribution Date, less the Overcollateralization Floor.

NET MONTHLY EXCESS CASHFLOW   On each Distribution Date, the Net Monthly Excess Cashflow will be distributed among the
DISTRIBUTIONS:                Certificates in the following order of priority:

                              1.       To pay to holders of the class or classes of certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A
                                   Certificates and Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

                              2.       As part of the Principal Distribution Amount, to pay to the holders of the Class A
                                   Certificates and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

                              3.       To pay the Certificate Insurer the aggregate of any payments made with respect to respect to the Class I-A-2 and the Class II-A-3 Certificates under the Insurance Policy, [plus interest], to the extent not previously reimbursed.

                              4.       To pay any Overcollateralization Increase Amount to the class or classes of certificates then entitled to receive distributions in respect of principal;

                              5.       To pay the holders of the Class A Certificates and Class M Certificates, pro rata, based on
                                   Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest
                                   Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible
                                   Master Servicing Compensation on that Distribution Date;

                              6.       To pay the holders of the Class A Certificates and Class M Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest
                                   Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

                              7.       To the holders of the Class A Certificates, pro rata, then to the holders of the Class M
                                   Certificates, in order of priority, any Basis Risk Shortfalls allocated thereto that remains unpaid as of the Distribution Date;

                              8.       To pay the holders of the Class A Certificates and Class M Certificates, pro rata, based on
                                   Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act
                                   Shortfalls occurring in the current interest accrual period;

                              9.       To pay the holders of the Class A Certificates, pro rata, then to the holders of the Class
                                   M, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

                              10.      To pay the holders of the Class SB Certificates and Class R Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

                              11.      To pay the Certificate Insurer for amounts due and unpaid under the Insurance Policy which remain unreimbursed.

ALLOCATION OF LOSSES:         Realized losses on the Mortgage Loans will be allocated as follows: first, to Net Monthly Excess
                              Cashflow; second, by a reduction in the Overcollateralization Amount until reduced to zero; third, to the Class M-10 Certificates until the certificate principal balance thereof has been reduced to zero; fourth, to the Class M-9 Certificates until the certificate principal balance thereof has been reduced to zero; fifth, to the Class M-8 Certificates until the certificate principal balance thereof has been reduced to zero; sixth, to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero; seventh, to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero; eighth, to the Class M-5
                              Certificates until the certificate principal balance thereof has been reduced to zero; ninth, to the
                              Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;
                              tenth, to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero; eleventh, to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero; and twelfth, to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero.

1.       Any remaining  realized  losses on the Group 1 Mortgage Loans will be allocated to the Class I-A-2 and Class I-A-1  Certificates,  in that order,  until the related class principal balance has been reduced to zero.

2.       Any remaining realized losses on the Group 2 Mortgage Loans will be allocated  sequentially,  to the Class II-A-3,  Class II-A-2 and Class II-A-1  Certificates,  in
                                    that order, until the related class principal balance has been reduced to zero.

                                                                                   ANNEX I
                                                                    MORTGAGE LOAN STATISTICAL INFORMATION

                                                               CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

                               NUMBER OF                                             AVERAGE      WEIGHTED AVERAGE
                                GROUP I                         PERCENTAGE OF       PRINCIPAL       LOAN-TO-VALUE
Credit Score Range               LOANS     PRINCIPAL BALANCE    GROUP I LOANS        BALANCE            RATIO
620 - 639.................            156         $40,098,857         9.02%             $257,044          73.20%
640 - 659.................            186          49,458,001        11.12               265,903          72.60
660 - 679.................            288          79,108,594        17.79               274,683          74.85
680 - 699.................            283          76,504,873        17.20               270,335          73.67
700 - 719.................            217          58,048,419        13.05               267,504          73.96
720 - 739.................            182          46,618,036        10.48               256,143          73.45
740 - 759.................            146          39,755,317         8.94               272,297          73.54
760 - 779.................            122          29,973,001         6.74               245,680          71.04
780 - 799.................             80          19,674,010         4.42               245,925          66.49
800 or greater............             18           4,320,644         0.97               240,036          48.20
Subtotal with Credit Score          1,678         443,559,753        99.73               264,338          72.98
Not Available                           5           1,216,921         0.27               243,384          78.05
Total Average or
Weighted Average..........          1,683        $444,776,674       100.00%             $264,276          72.99%

Group I Loans indicated as having a credit score that is "Not Available" include certain Group I Loans where the credit score was not provided by the related seller and
Group I Loans where no credit history can be obtained for the related mortgagor.

As of the cut-off date, the weighted average Credit Score of the Group I Loans will be approximately 699.

                                                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

                                                                                             WEIGHTED      WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
ORIGINAL MORTGAGE LOAN          GROUP I       PRINCIPAL       OF GROUP I      PRINCIPAL       CREDIT     LOAN-TO-VALUE
BALANCE ($)                      LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
100,000 or less...........             51        $4,092,325        0.92%           $80,242      708            63.80%
100,001 to 200,000........            417        66,302,232       14.91            158,998      704            69.91
200,001 to 300,000........            607       153,668,795       34.55            253,161      700            72.74
300,001 to 400,000........            525       184,422,165       41.46            351,280      697            74.41
400,001 to 500,000........             74        31,118,818        7.00            420,525      695            73.61
500,001 to 600,000........              6         3,197,580        0.72            532,930      694            73.51
600,001 to 700,000........              2         1,254,760        0.28            627,380      649            74.36
700,001 to 800,000........              1           720,000        0.16            720,000      741            69.00
Total, Average or Weighted
Average...................          1,683      $444,776,674      100.00%          $264,276      699            72.99%

=============================================================================================================================================================================

                                                                   NET MORTGAGE RATES OF THE GROUP I LOANS

                                                                                             WEIGHTED      WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
                                GROUP I       PRINCIPAL           OF          PRINCIPAL       CREDIT     LOAN-TO-VALUE
NET MORTGAGE RATES (%)           LOANS         BALANCE       GROUP I LOANS     BALANCE         SCORE         RATIO
0.500 - 0.999.............            257       $68,269,221       15.35%          $265,639      707           66.50%
1.000 - 1.499.............            430       122,849,725       27.62            285,697      693           76.02
1.500 - 1.999.............            113        27,414,513        6.16            242,606      696           76.07
2.000 - 2.499.............             48        10,385,695        2.34            216,369      695           80.69
2.500 - 2.999.............             20         3,912,750        0.88            195,638      675           83.27
3.000 - 3.499.............              4           887,050        0.20            221,763      683           83.65
5.500 - 5.999.............             15         3,882,834        0.87            258,856      719           70.55
6.000 - 6.499.............            140        36,275,323        8.16            259,109      713           68.90
6.500 - 6.999.............            540       139,112,028       31.28            257,615      699           72.51
7.000 - 7.499.............            113        31,137,681        7.00            275,555      696           75.50
7.500 - 7.999.............              3           649,854        0.15            216,618      697           80.00
Total, Average or Weighted
Average...................          1,683      $444,776,674      100.00%          $264,276      699           72.99%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group I Loans will be approximately 3.8176% per annum.
=============================================================================================================================================================================

                                                                     MORTGAGE RATES OF THE GROUP I LOANS

                                                                                             WEIGHTED       WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
                                GROUP I       PRINCIPAL       OF GROUP I      PRINCIPAL       CREDIT     LOAN-TO-VALUE
MORTGAGE RATES (%)               LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
0.500 - 0.999.............             10        $2,430,650        0.55%          $243,065      712           64.85%
1.000 - 1.499.............            255        68,254,071       15.35            267,663      708           66.85
1.500 - 1.999.............            436       124,376,990       27.96            285,268      693           75.89
2.000 - 2.499.............            102        24,131,998        5.43            236,588      690           77.13
2.500 - 2.999.............             47        10,200,435        2.29            217,031      699           81.05
3.000 - 3.499.............             19         3,636,510        0.82            191,395      668           81.28
3.500 - 3.999.............              3           688,300        0.15            229,433      677           86.15
6.000 - 6.499.............             15         3,882,834        0.87            258,856      719           70.55
6.500 - 6.999.............            140        36,275,323        8.16            259,109      713           68.90
7.000 - 7.499.............            540       139,112,028       31.28            257,615      699           72.51
7.500 - 7.999.............            113        31,137,681        7.00            275,555      696           75.50
8.000 - 8.499.............              3           649,854        0.15            216,618      697           80.00
Total, Average or Weighted
Average...................          1,683      $444,776,674      100.00%          $264,276      699           72.99%

As of the cut-off date, the weighted average mortgage rate of the Group I Loans will be approximately 4.2426% per annum.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

                                                                                                           WEIGHTED
ORIGINAL LOAN-TO-VALUE        NUMBER OF                            PERCENTAGE OF          AVERAGE          AVERAGE
RATIO (%)                   GROUP I LOANS    PRINCIPAL BALANCE     GROUP I LOANS     PRINCIPAL BALANCE   CREDIT SCORE
00.01 - 50.00..........                135          $28,128,677         6.32%                 $208,361       722
50.01 - 55.00..........                 53           13,235,297         2.98                   249,723       726
55.01 - 60.00..........                 84           21,587,230         4.85                   256,991       706
60.01 - 65.00..........                 88           23,112,244         5.20                   262,639       700
65.01 - 70.00..........                203           54,146,996        12.17                   266,734       693
70.01 - 75.00..........                239           63,629,498        14.31                   266,232       686
75.01 - 80.00..........                759          215,894,447        48.54                   284,446       698
80.01 - 85.00..........                 17            3,995,066         0.90                   235,004       687
85.01 - 90.00..........                 88           17,393,255         3.91                   197,651       706
90.01 - 95.00..........                 17            3,653,964         0.82                   214,939       719
Total, Average or
Weighted Average..........           1,683         $444,776,674       100.00%                 $264,276       699

The weighted average loan-to-value ratio at origination of the Group I Loans will be approximately 72.99%.
=============================================================================================================================================================================

The above table provides loan-to-value information as of the loans' origination dates.  For certain seasoned loans, broker's price opinions or statistical valuations have been obtained indicating that, as of the cut-off date, the current loan-to-value ratio was 86.9565% or less, or 90.909% or less, for loans with a negative amortization cap of 115% and 110%, respectively, with respect to all but an immaterial percentage of the mortgage loans, notwithstanding that the above table may indicate a slightly higher percentage.  See "ERISA Considerations".

                                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

                                                                                                           WEIGHTED
                            NUMBER OF                                         AVERAGE       WEIGHTED        AVERAGE
                             GROUP I                       PERCENTAGE OF     PRINCIPAL       AVERAGE     LOAN-TO-VALUE
STATE                         LOANS     PRINCIPAL BALANCE  GROUP I LOANS      BALANCE     CREDIT SCORE       RATIO
Alabama...............              3            $379,803         0.09%         $126,601       705             91.71%
Arizona...............            159          36,237,363         8.15           227,908       699             75.82
California............            936         278,330,707        62.58           297,362       699             71.07
Colorado..............             29           5,835,139         1.31           201,212       709             74.89
Connecticut...........             11           2,566,779         0.58           233,344       694             73.75
Delaware..............              1             350,000         0.08           350,000       692             59.00
Florida...............            239          53,570,136        12.04           224,143       695             76.08
Georgia...............             11           2,069,870         0.47           188,170       701             80.11
Hawaii................              5           2,156,115         0.48           431,223       737             77.49
Idaho.................             11           2,056,956         0.46           186,996       698             74.65
Indiana...............              7             793,982         0.18           113,426       721             86.54
Kansas................              1             220,054         0.05           220,054       674             72.00
Kentucky..............              1              70,310         0.02            70,310       753             90.00
Louisiana.............              4             468,000         0.11           117,000       723             78.39
Massachusetts.........              9           2,652,678         0.60           294,742       700             75.20
North Carolina........              3             641,000         0.14           213,667       774             81.15
North Dakota..........              1              68,400         0.02            68,400       743             90.00
Nebraska..............              5             651,983         0.15           130,397       752             90.57
New Hampshire.........              5             978,420         0.22           195,684       719             72.24
New Mexico............              1             123,892         0.03           123,892       653             68.00
Nevada................             48          11,535,018         2.59           240,313       700             77.98
New York..............             16           5,879,723         1.32           367,483       684             68.11
Oklahoma..............              3             270,800         0.06            90,267       664             78.21
Oregon................             23           4,441,028         1.00           193,088       702             70.02
Pennsylvania..........              7           1,640,113         0.37           234,302       685             76.99
South Carolina........              3             486,024         0.11           162,008       782             79.79
Tennessee.............              1             153,000         0.03           153,000       742             79.00
Texas.................             14           1,850,267         0.42           132,162       707             78.05
Utah..................             14           3,153,489         0.71           225,249       698             78.26
Virginia..............             34           7,621,142         1.71           224,151       705             77.49
Washington............             78          17,524,485         3.94           224,673       702             78.65
Total, Average or
Weighted Average.........       1,683        $444,776,674       100.00%         $264,276       699             72.99%

No more than 0.9% of the Group I Loans will be secured by  mortgaged  properties  located in any one zip code area in  California  and no more than 0.5% of the Group I Loans will be secured by mortgaged properties located in any one zip code area outside California.
=============================================================================================================================================================================

                                                                 MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                 GROUP I       PRINCIPAL       OF GROUP I      PRINCIPAL       AVERAGE      LOAN-TO-VALUE
LOAN PURPOSE                      LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Purchase..................             163       $36,712,580        8.25%         $225,231       726            81.09%
Rate/Term Refinance.......             355        95,169,807       21.40           268,084       683            76.28
Equity Refinance..........           1,165       312,894,287       70.35           268,579       701            71.04
Total, Average or Weighted
Average...................           1,683      $444,776,674      100.00%         $264,276       699            72.99%

=============================================================================================================================================================================
                                                           MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                 GROUP I       PRINCIPAL       OF GROUP I      PRINCIPAL       AVERAGE      LOAN-TO-VALUE
DOCUMENTATION TYPE                LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Full/Alternate Documentation           241       $53,999,346       12.14%         $224,064       706            76.48%
Reduced Documentation.....           1,417       384,587,020       86.47           271,409       698            72.63
No Stated Income..........              10         2,780,141        0.63           278,014       734            72.27
No Income/No Asset
Verification..............              15         3,410,167        0.77           227,344       727            58.78
Total, Average or Weighted
Average...................           1,683      $444,776,674      100.00%         $264,276       699            72.99%

No more than 66.5% of such reduced,  no stated income, and no income/no asset verification loan documentation  Group I Loans will be secured by mortgaged  properties located in  California.  For purposes of the above table,  reduced  documentation  includes  Group I Loans which were  underwritten  under a no stated  income or no income/no  asset program.
=============================================================================================================================================================================

                                                                    OCCUPANCY TYPES OF THE GROUP I LOANS

                                                              PERCENTAGE                                    WEIGHTED
                               NUMBER OF                      OF GROUP I       AVERAGE        WEIGHTED       AVERAGE
                                GROUP I       PRINCIPAL      -------------    PRINCIPAL        AVERAGE     LOAN-TO-VALUE
OCCUPANCY                        LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Primary Residence.........          1,332      $364,360,926       81.92%          $273,544       695          72.77%
Second/Vacation...........             93        23,004,471        5.17            247,360       716          80.13
Non-Owner Occupied........            258        57,411,278       12.91            222,524       717          71.53
Total, Average or Weighted
Average...................          1,683      $444,776,674      100.00%          $264,276       699          72.99%

=============================================================================================================================================================================

                                                                MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

                                                                                                         WEIGHTED     WEIGHTED
                                             NUMBER OF                      PERCENTAGE      AVERAGE       AVERAGE      AVERAGE
                                              GROUP I       PRINCIPAL       OF GROUP I     PRINCIPAL      CREDIT     LOAN-TO-VALUE
PROPERTY TYPE                                  LOANS         BALANCE           LOANS        BALANCE        SCORE        RATIO
Single-family detached..................          1,103      $291,151,418       65.46%        $263,963      698          72.54%
Planned Unit Developments (detached)....            223        57,806,627       13.00          259,223      702          75.09
Condo Low-Rise (less than 5 stories)....            156        36,845,585        8.28          236,190      697          75.24
Two-to-four family units................             98        33,313,733        7.49          339,936      702          69.25
Planned Unit Developments (attached)....             57        13,769,539        3.10          241,571      709          74.99
Townhouse...............................             21         5,107,440        1.15          243,211      701          75.11
Condo High-Rise (9 stories or more).....             15         4,199,185        0.94          279,946      697          77.82
Condo Mid-Rise (5 to 8 stories).........              9         2,213,148        0.50          245,905      703          73.10
Leasehold...............................              1           370,000        0.08          370,000      779          56.00

Total, Average or Weighted Average.....           1,683      $444,776,674      100.00%        $264,276      699          72.99%

=============================================================================================================================================================================
                                                                      NOTE MARGINS OF THE GROUP I LOANS
                                                                                                            WEIGHTED
                               NUMBER OF                                       AVERAGE        WEIGHTED       AVERAGE
                                GROUP I                       PERCENTAGE      PRINCIPAL        AVERAGE      LOAN-TO-
NOTE MARGINS (%)                 LOANS        PRINCIPAL       OF GROUP I       BALANCE      CREDIT SCORE   VALUE RATIO
                                               BALANCE           LOANS
2.0000 - 2.4999.............           21        $5,480,523         1.23%         $260,977       713          71.57%
2.5000 - 2.9999.............          271        69,974,349        15.73           258,208       719          68.62
3.0000 - 3.4999.............        1,205       318,717,199        71.66           264,496       695          73.51
3.5000 - 3.9999.............          186        50,604,604        11.38           272,068       699          75.91
Total Average or Weighted
Average.....................        1,683      $444,776,674       100.00%         $264,276       699          72.99%

As of the cut-off date, the weighted average note margin of the Group I Loans will be approximately 3.2688% per annum.
=============================================================================================================================================================================

                                                                 MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS

                                                                                                               WEIGHTED
                                  NUMBER OF                                       AVERAGE        WEIGHTED       AVERAGE
                                   GROUP I                       PERCENTAGE      PRINCIPAL        AVERAGE      LOAN-TO-
MAXIMUM MORTGAGE RATES (%)          LOANS        PRINCIPAL       OF GROUP I       BALANCE      CREDIT SCORE   VALUE RATIO
                                                  BALANCE           LOANS
9.000 - 9.999...............           1,650      $436,604,482       98.16%          $264,609       700          72.91%
10.000 - 10.999.............              27         6,715,440        1.51            248,720       671          77.64
11.000 - 11.999.............               3           855,670        0.19            285,223       666          78.22
12.000 - 12.999.............               3           601,083        0.14            200,361       700          75.95
Total, Average or Weighted
Average...................             1,683      $444,776,674      100.00%          $264,276       699          72.99%

As of the cut-off date, the weighted average maximum mortgage rate of the Group I Loans will be approximately 9.9655% per annum.
=============================================================================================================================================================================

                                                                 MINIMUM MORTGAGE RATES OF THE GROUP I LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                 GROUP I                       OF GROUP I      PRINCIPAL       AVERAGE       LOAN-TO-
MINIMUM MORTGAGE RATES (%)        LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                                BALANCE
2.000 - 2.999...........               292       $75,454,872       16.96%         $258,407       718            68.84%
3.000 - 3.999...........             1,391       369,321,803       83.04           265,508       695            73.84
Total, Average or Weighted
Average...................           1,683      $444,776,674      100.00%         $264,276       699            72.99%

As of the cut-off date, the weighted average minimum mortgage rate of the Group I Loans will be approximately 3.2688% per annum.
=============================================================================================================================================================================

                                                          NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                                       AVERAGE       WEIGHTED        AVERAGE
NEXT INTEREST RATE             GROUP I                        PERCENTAGE     PRINCIPAL       AVERAGE        LOAN-TO-
ADJUSTMENT DATE                 LOANS         PRINCIPAL       OF GROUP I      BALANCE     CREDIT SCORE    VALUE RATIO
                                               BALANCE          LOANS
May 2006...............             1,683      $444,776,674     100.00%         $264,276       699            72.99%
Total, Average or Weighted
Average...................          1,683      $444,776,674     100.00%         $264,276       699            72.99%

 As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group I Loans will be approximately 1 month.
=============================================================================================================================================================================

                                                                           INDICES OF THE GROUP I LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                        PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
                               GROUP I                         OF GROUP I     PRINCIPAL        AVERAGE      LOAN-TO-
INDEX                           LOANS      PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
One-Year Treasury......             1,672       $442,714,502      99.54%          $264,781       699           72.94%
LIBOR..................                11          2,062,172       0.46            187,470       728           83.47
Total, Average or Weighted
Average...................          1,683       $444,776,674     100.00%          $264,276       699           72.99%

                                                               REMAINING TERM TO MATURITY OF THE GROUP I LOANS
=============================================================================================================================================================================

                              NUMBER OF                                                      WEIGHTED      WEIGHTED
                             ROUP I LOANS                                      AVERAGE        AVERAGE       AVERAGE
REMAINING TERM (MONTHS)                                     PERCENTAGE OF     PRINCIPAL       CREDIT     LOAN-TO-VALUE
                            G             PRINCIPAL BALANCE GROUP I LOANS      BALANCE         SCORE         RATIO
351............................          1         $212,202      0.05%            $212,202      747         90.00%
353............................         12        2,614,667      0.59              217,889      698         72.25
354............................         15        3,505,840      0.79              233,723      696         68.18
355............................         11        2,147,869      0.48              195,261      694         72.47
356............................         10        2,699,157      0.61              269,916      720         83.78
357............................         33        6,611,820      1.49              200,358      691         77.85
358............................         95       24,435,212      5.49              257,213      697         74.40
359............................        494      127,975,977     28.77              259,061      699         71.99
360............................        794      211,652,804     47.59              266,565      696         73.83
476............................          1          205,990      0.05              205,990      777         18.00
477............................          1          277,340      0.06              277,340      777         80.00
478............................         28        8,238,986      1.85              294,249      706         74.32
479............................        110       32,132,661      7.22              292,115      714         70.01
480............................         78       22,066,150      4.96              282,899      704         71.43
Total, Average or Weighted
Average...................           1,683     $444,776,674    100.00%            $264,276      699         72.99%

                                                                       PREPAYMENT TERM OF THE GROUP I LOANS
=============================================================================================================================================================================

                                                                                                            WEIGHTED
                              NUMBER OF                        PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
                               GROUP I                         OF GROUP I     PRINCIPAL        AVERAGE      LOAN-TO-
PREPAY TERM (MONTHS)            LOANS      PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
12.....................               259        $67,973,920       15.28%         $262,448       708           73.20%
36.....................             1,424        376,802,754       84.72           264,609       698           72.95
Total, Average or Weighted
Average...................          1,683       $444,776,674      100.00%         $264,276       699           72.99%

                                                                          SEASONING OF THE GROUP I LOANS
=============================================================================================================================================================================

                                                                                                            WEIGHTED
                               ----------                      PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
-----------------------------  NUMBER                          OF GROUP I     PRINCIPAL        AVERAGE      LOAN-TO-
                               OF GROUP    PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
SEASONING (MONTHS)              I LOANS
0......................               872       $233,718,954      52.55%          $268,026       697          73.60%
1......................               604        160,108,638      36.00            265,081       702          71.60
2......................               123         32,674,197       7.35            265,644       699          74.38
3......................                34          6,889,160       1.55            202,622       695          77.93
4......................                11          2,905,147       0.65            264,104       725          79.12
5......................                11          2,147,869       0.48            195,261       694          72.47
6......................                15          3,505,840       0.79            233,723       696          68.18
7......................                12          2,614,667       0.59            217,889       698          72.25
9......................                 1            212,202       0.05            212,202       747          90.00
Total, Average or Weighted
Average...................          1,683       $444,776,674     100.00%          $264,276       699          72.99%

As of the cut-off date, the weighted average seasoning of the Group I Loans is 1 month.
=============================================================================================================================================================================

                                                               ORIGINAL TERM TO MATURITY OF THE GROUP I LOANS

                              NUMBER OF  PRINCIPAL BALANCE  PERCENTAGE OF     AVERAGE        WEIGHTED      WEIGHTED
                             ROUP I LOANS  AS OF APRIL 1,   GROUP I LOANS    PRINCIPAL        AVERAGE       AVERAGE
ORIGINAL TERM (MONTHS)                          2006            AS OF      BALANCE AS OF      CREDIT     LOAN-TO-VALUE
                            G                               APRIL 1, 2006  APRIL 1, 2006       SCORE         RATIO
360....................             1,465      $381,855,547     85.85%            $260,652      697          73.33%
480....................               218        62,921,127     14.15              288,629      710          70.94
Total, Average or Weighted
Average...................          1,683      $444,776,674    100.00%            $264,276      699          72.99%

The weighted average original term to maturity of the Group I Loans is approximately 377 months.
=============================================================================================================================================================================

                                                                          AMORTIZATION OF THE GROUP I LOANS

                              NUMBER OF                                                                     WEIGHTED
                             ROUP I LOANS                                                                    AVERAGE
                                                                              AVERAGE        WEIGHTED     --------------
AMORTIZATION TERM                                           PERCENTAGE OF    PRINCIPAL     VERAGE CREDIT  LOAN-TO-VALUE
                            G            PRINCIPAL BALANCE  GROUP I LOANS     BALANCE     A    SCORE     -    RATIO
30 year ARM............             1,210      $310,777,688    69.87%             $256,841      698           73.21%
40 year ARM............               218        62,921,127    14.15               288,629      710           70.94
40/30 ARM Balloon......               255        71,077,859    15.98               278,737      693           73.86
Total, Average or Weighted
Average...................          1,683      $444,776,674   100.00%             $264,276      699           72.99%

=============================================================================================================================================================================

                                                                  MAXIMUM NEGATIVE AMORTIZATION OF THE GROUP I LOANS

                                                                                   WEIGHTED     WEIGHTED
                                    PRINCIPAL                                       AVERAGE     AVERAGE             WEIGHTED
                                ------------------                   AVERAGE        CURRENT    REMAINING  WEIGHTED  AVERAGE
                    NUMBER OF        BALANCE                        PRINCIPAL     ORTGAGE RATE  TERM TO   AVERAGE   LOAN-TO-VALUE
MAXIMUM NEGATIVE     GROUP I                       PERCENTAGE OF     BALANCE                    MATURITY  CREDIT      RATIO
AMORTIZATION (%)      LOANS    -                   GROUP I LOANS                 M              (MONTHS)    SCORE
110.00.............          60        $17,164,649      3.86%        $286,077        4.53         365        702      70.44%
115.00.............       1,623        427,612,026     96.14         263,470         4.23         377        699      73.09
Total, Average or
Weighted Average...       1,683       $444,776,674    100.00%        $264,276        4.24         376        699      72.99%

=============================================================================================================================================================================

                                                               CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

                               NUMBER OF                                             AVERAGE      WEIGHTED AVERAGE
                               GROUP II                         PERCENTAGE OF       PRINCIPAL       LOAN-TO-VALUE
CREDIT SCORE RANGE               LOANS     PRINCIPAL BALANCE    GROUP II LOANS       BALANCE            RATIO
620 - 639.................             23      $10,086,150           2.49%          $438,528             73.71%
640 - 659.................             65       30,618,712           7.56            471,057             76.21
660 - 679.................            158       84,916,475          20.95            537,446             76.17
680 - 699.................            171       90,568,652          22.35            529,641             76.02
700 - 719.................            117       64,043,698          15.80            547,382             75.42
720 - 739.................            104       54,355,026          13.41            522,644             75.70
740 - 759.................             63       31,798,673           7.85            504,741             75.26
760 - 779.................             50       23,846,346           5.88            476,927             72.78
780 - 799.................             29       11,369,059           2.81            392,037             77.52
800 or greater............              6        3,202,948           0.79            533,825             76.23
Subtotal with Credit Score            786      404,805,737          99.89            515,020             75.66
Not Available.............              1          444,871           0.11            444,871             75.00
Total, Average or Weighted
Average...................            787     $405,250,608         100.00%          $514,931             75.66%

Group II Loans indicated as having a credit score that is "Not Available" include certain Group II Loans where the credit score was not provided by the related seller and
Group II Loans where no credit history can be obtained for the related mortgagor.
=============================================================================================================================================================================

As of the cut-off date, the weighted average credit score of the Group II Loans will be approximately 702.

                                                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

                                                                                             WEIGHTED      WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
ORIGINAL MORTGAGE LOAN         GROUP II       PRINCIPAL       OF GROUP II     PRINCIPAL       CREDIT     LOAN-TO-VALUE
BALANCE ($)                      LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
100,000 or less...........              3         $208,400         0.05%         $69,467        702         57.26%
100,001 to 200,000........             20        3,391,769         0.84          169,588        703         79.31
200,001 to 300,000........             69       17,375,975         4.29          251,826        719         81.28
300,001 to 400,000........             68       23,407,710         5.78          344,231        709         80.51
400,001 to 500,000........            274      125,097,856        30.87          456,562        698         77.11
500,001 to 600,000........            195      106,918,614        26.38          548,301        701         77.12
600,001 to 700,000........             70       45,053,950        11.12          643,628        697         74.59
700,001 to 800,000........             34       25,147,659         6.21          739,637        708         71.43
800,001 to 900,000........             19       16,168,005         3.99          850,948        707         72.54
900,001 to 1,000,000......             18       17,512,707         4.32          972,928        698         70.67
1,000,000 to 1,100,000                  2        2,130,000         0.53        1,065,000        659         58.23
1,100,001 to 1,200,000....              2        2,344,252         0.58        1,172,126        703         55.60
1,200,001 to 1,300,000....              3        3,807,205         0.94        1,269,068        721         68.35
1,300,001 to 1,400,000....              2        2,653,761         0.65        1,326,880        672         68.50
1,400,001 to 1,500,000....              4        5,878,734         1.45        1,469,683        694         68.20
1,500,001 to 1,600,000....              2        3,140,000         0.77        1,570,000        738         60.83
2,200,001 to 2,300,000....              1        2,300,000         0.57        2,300,000        742         66.00
2,700,001 to 2,800,000....              1        2,714,013         0.67        2,714,013        695         68.00
Total, Average or Weighted
Average...................            787     $405,250,608       100.00%        $514,931        702         75.66%

=============================================================================================================================================================================

                                                                  NET MORTGAGE RATES OF THE GROUP II LOANS

                                                              PERCENTAGE                     WEIGHTED      WEIGHTED
                               NUMBER OF                          OF           AVERAGE        AVERAGE       AVERAGE
                               GROUP II       PRINCIPAL        GROUP II       PRINCIPAL       CREDIT     LOAN-TO-VALUE
NET MORTGAGE RATES (%)           LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
0.500 - 0.999.............            213      $109,468,180      27.01%         $513,935        707          73.89%
1.000 - 1.499.............            176        95,066,087      23.46           540,148        693          75.64
1.500 - 1.999.............             28        12,843,795       3.17           458,707        684          80.05
2.000 - 2.499.............              4         1,782,707       0.44           445,677        660          75.72
2.500 - 2.999.............              7         2,198,136       0.54           314,019        722          90.46
5.000 - 5.499.............              1           407,028       0.10           407,028        685          80.00
5.500 - 5.999.............             10         4,803,204       1.19           480,320        706          73.52
6.000 - 6.499.............             87        50,641,417      12.50           582,085        709          74.29
6.500 - 6.999............             214       105,720,372      26.09           494,020        705          76.78
7.000 - 7.499.............             45        21,250,254       5.24           472,228        690          78.63
7.500 - 7.999.............              2         1,069,429       0.26           534,714        665          80.00
Total, Average or Weighted
Average...................            787      $405,250,608     100.00%         $514,931        702          75.66%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group II Loans will be approximately 3.5616% per annum.
=============================================================================================================================================================================

                                                                    MORTGAGE RATES OF THE GROUP II LOANS

                                                                                             WEIGHTED       WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
                               GROUP II       PRINCIPAL       OF GROUP II     PRINCIPAL       CREDIT     LOAN-TO-VALUE
MORTGAGE RATES (%)               LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
0.500 - 0.999.............             22       $11,962,973        2.95%       $543,772         695          71.54%
1.000 - 1.499.............            196        99,985,207       24.67         510,129         709          74.18
1.500 - 1.999.............            173        93,511,087       23.07         540,527         692          75.62
2.000 - 2.499.............             26        11,918,795        2.94         458,415         684          80.79
2.500 - 2.999.............              4         1,782,707        0.44         445,677         660          75.72
3.000 - 4.999.............              7         2,198,136        0.54         314,019         722          90.46
5.500 - 5.999.............              1           407,028        0.10         407,028         685          80.00
6.000 - 6.499.............             11         5,289,208        1.31         480,837         706          73.65
6.500 - 6.999.............             86        50,155,414       12.38         583,202         709          74.29
7.000 - 7.499.............            214       105,720,372       26.09         494,020         705          76.78
7.500 - 7.999.............             45        21,250,254        5.24         472,228         690          78.63
8.000 - 8.499.............              2         1,069,429        0.26         534,714         665          80.00
Total, Average or Weighted
Average...................            787      $405,250,608      100.00%       $514,931         702          75.66%

As of the cut-off date, the weighted average mortgage rate of the Group II Loans will be approximately 3.9866% per annum.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

                                                                                                           WEIGHTED
ORIGINAL LOAN-TO-VALUE        NUMBER OF                            PERCENTAGE OF          AVERAGE          AVERAGE
RATIO (%)                   GROUP II LOANS   PRINCIPAL BALANCE     GROUP II LOANS    PRINCIPAL BALANCE   CREDIT SCORE
00.01 - 50.00..........                  6           $4,110,000         1.01%                 $685,000       692
50.01 - 55.00..........                  3            2,796,451         0.69                   932,150       754
55.01 - 60.00..........                 18            9,449,250         2.33                   524,958       716
60.01 - 65.00..........                 29           19,661,385         4.85                   677,979       705
65.01 - 70.00..........                 87           59,784,345        14.75                   687,176       701
70.01 - 75.00..........                118           73,713,368        18.19                   624,690       700
75.01 - 80.00..........                492          225,347,036        55.61                   458,022       701
80.01 - 85.00..........                  4            1,427,943         0.35                   356,986       673
85.01 - 90.00..........                 14            4,834,913         1.19                   345,351       713
90.01 - 95.00..........                 16            4,125,918         1.02                   257,870       719
Total, Average or
Weighted Average..........             787         $405,250,608       100.00%                 $514,931       702

The weighted average loan-to-value ratio at origination of the Group II Loans will be approximately 75.66%.
=============================================================================================================================================================================

The above table provides loan-to-value information as of the loans' origination dates.  For certain seasoned loans, broker's price opinions or statistical valuations have been obtained indicating that, as of the cut-off date, the current loan-to-value ratio was 86.9565% or less, or 90.909% or less, for loans with a negative amortization cap of 115% or 110%, respectively, with respect to all but an immaterial percentage of the mortgage loans, notwithstanding that the above table may indicate a slightly higher percentage.  See "ERISA Considerations".

                                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

                                                                                                           WEIGHTED
                            NUMBER OF                                         AVERAGE       WEIGHTED        AVERAGE
                            GROUP II                       PERCENTAGE OF     PRINCIPAL       AVERAGE     LOAN-TO-VALUE
STATE                         LOANS     PRINCIPAL BALANCE  GROUP II LOANS     BALANCE     CREDIT SCORE       RATIO
Arizona...............              41        $20,886,290        5.15%          $509,422       704           72.88%
California............             542        286,993,522       70.82            529,508       702           76.04
Colorado..............               5          3,360,588        0.83            672,118       703           73.01
Connecticut...........               3          1,523,350        0.38            507,783       642           64.75
Florida...............              90         39,241,805        9.68            436,020       702           75.90
Georgia...............               1            300,000        0.07            300,000       688           76.00
Hawaii................               2          1,448,705        0.36            724,353       695           70.13
Idaho.................               3            776,165        0.19            258,722       707           80.00
Indiana...............               1            456,000        0.11            456,000       660           80.00
Louisiana.............               3          1,614,000        0.40            538,000       729           75.66
Massachusetts.........               3          3,328,448        0.82          1,109,483       700           72.37
North Carolina........               2          1,150,250        0.28            575,125       699           85.50
Nebraska..............               1            179,550        0.04            179,550       713           95.00
Nevada................              14          5,778,576        1.43            412,755       706           80.40
New York..............               8          4,043,494        1.00            505,437       693           70.97
Oklahoma..............               1            466,400        0.12            466,400       712           80.00
Oregon................               4          1,537,027        0.38            384,257       690           79.09
Pennsylvania..........               4          2,665,352        0.66            666,338       733           63.16
South Carolina........               2          2,035,000        0.50          1,017,500       741           66.81
Texas.................               5          2,167,482        0.53            433,496       708           77.84
Utah..................               4          1,982,960        0.49            495,740       705           75.43
Virginia..............              22         11,534,202        2.85            524,282       694           75.30
Washington............              25         11,261,440        2.78            450,458       689           75.44
Wyoming...............               1            520,000        0.13            520,000       774           80.00
Total, Average or
Weighted Average.........          787       $405,250,608      100.00%          $514,931       702           75.66%

No more than 0.8% of the Group II Loans will be  secured  by  mortgaged  properties  located in any one zip code area in Arizona  and no more than 0.8% of the Group II Loans will be secured by mortgage properties located in any one zip code area outside Arizona.
=============================================================================================================================================================================

                                                                 MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                GROUP II       PRINCIPAL       OF GROUP II     PRINCIPAL       AVERAGE      LOAN-TO-VALUE
LOAN PURPOSE                      LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Purchase..................             292      $118,417,944      29.22%          $405,541       704           78.45%
Rate/Term Refinance.......             137        79,473,096      19.61            580,096       694           75.89
Equity Refinance..........             358       207,359,569      51.17            579,217       703           73.98
Total, Average or Weighted
Average...................             787      $405,250,608     100.00%          $514,931       702           75.66%

=============================================================================================================================================================================
                                                           MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                GROUP II       PRINCIPAL       OF GROUP II     PRINCIPAL       AVERAGE      LOAN-TO-VALUE
DOCUMENTATION TYPE                LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Full/Alternate Documentation            65       $32,712,344       8.07%          $503,267       689            76.58%
Reduced Documentation.....             713       368,074,180      90.83            516,233       703            75.67
No Stated Income..........               7         3,655,666       0.90            522,238       710            68.35
No Income/No Asset
Verification..............               2           808,419       0.20            404,210       724            68.56
Total, Average or Weighted
Average...................             787      $405,250,608     100.00%          $514,931       702            75.66%

No more than 72.2% of such reduced, no stated income, and no income/no asset verification loan documentation  Group II Loans will be secured by mortgaged  properties located in  California.  For purposes of the above table,  reduced  documentation  includes  Group II Loans which were  underwritten  under a no stated income or no income/no  asset program.
=============================================================================================================================================================================

                                                                    OCCUPANCY TYPES OF THE GROUP II LOANS

                                                                                                            WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                               GROUP II       PRINCIPAL       OF GROUP II     PRINCIPAL        AVERAGE     LOAN-TO-VALUE
OCCUPANCY                        LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Primary Residence.........            752      $384,687,693        94.93%         $511,553       701           75.86%
Second/Vacation...........             10         5,175,683         1.28           517,568       710           76.32
Non-Owner Occupied........             25        15,387,232         3.80           615,489       706           70.43
Total, Average or Weighted
Average...................            787      $405,250,608       100.00%         $514,931       702           75.66%

=============================================================================================================================================================================

                                                               MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

                                                                                                         WEIGHTED     WEIGHTED
                                             NUMBER OF                      PERCENTAGE      AVERAGE       AVERAGE      AVERAGE
                                             GROUP II       PRINCIPAL       OF GROUP II    PRINCIPAL      CREDIT     LOAN-TO-VALUE
PROPERTY TYPE                                  LOANS         BALANCE           LOANS        BALANCE        SCORE        RATIO
Single-family detached..................            515      $266,890,145      65.86%         $518,233      701          75.54%
Planned Unit Developments (detached)....            154        85,713,886      21.15           556,584      698          75.42
Condo Low-Rise (less than 5 stories)....             57        23,050,803       5.69           404,400      716          78.20
Planned Unit Developments (attached)....             23         8,305,961       2.05           361,129      701          77.73
Two-to-four family units................             11         6,552,027       1.62           595,639      714          73.18
Townhouse...............................              8         6,374,348       1.57           796,793      694          72.23
Condo High-Rise (9 stories or more).....             15         6,304,652       1.56           420,310      710          77.93
Condo Mid-Rise (5 to 8 stories).........              4         2,058,785       0.51           514,696      734          76.65
Total, Average or Weighted Average.....             787      $405,250,608     100.00%         $514,931      702          75.66%

=============================================================================================================================================================================
                                                                     NOTE MARGINS OF THE GROUP II LOANS
                                                                                                            WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                               GROUP II                       OF GROUP II     PRINCIPAL        AVERAGE      LOAN-TO-
NOTE MARGINS (%)                 LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                               BALANCE
1.5000 - 1.9999..........               2        $1,039,028       0.26%           $519,514       676           80.00%
2.0000 - 2.4999..........              16         6,908,964       1.70             431,810       708           77.87
2.5000 - 2.9999..........             174        96,513,992      23.82             554,678       713           74.02
3.0000 - 3.4999..........             515       262,311,267      64.73             509,342       698           75.88
3.5000 - 3.9999..........              80        38,477,358       9.49             480,967       694           77.77
Total, Average or Weighted
Average...................            787      $405,250,608     100.00%           $514,931       702           75.66%

As of the cut-off date, the weighted average note margin of the  Group II Loans  will be approximately 3.2001% per annum.
=============================================================================================================================================================================

                                                                MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

                                                                                                               WEIGHTED
                                  NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                  GROUP II                       OF GROUP II     PRINCIPAL        AVERAGE      LOAN-TO-
MAXIMUM MORTGAGE RATES (%)          LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                                  BALANCE
9.000 - 9.999...............             780      $402,316,708      99.28%           $515,791       702           75.64%
10.000 - 10.999.............               5         2,022,068       0.50             404,414       672           78.84
11.000 - 11.999.............               1           464,000       0.11             464,000       667           80.00
12.000 - 12.999.............               1           447,832       0.11             447,832       714           80.00
Total, Average or Weighted
Average...................               787      $405,250,608     100.00%           $514,931       702           75.66%

As of the cut-off date, the weighted average Maximum Mortgage Rate of the  Group II Loans  will be approximately 9.9565% per annum.
=============================================================================================================================================================================

                                                                MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                GROUP II                       OF GROUP II     PRINCIPAL       AVERAGE       LOAN-TO-
MINIMUM MORTGAGE RATES (%)        LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                                BALANCE
1.000 - 1.999...........                 2        $1,039,028       0.26%          $519,514       676            80.00%
2.000 - 2.999...........               190       103,422,956      25.52            544,331       713            74.28
3.000 - 3.999...........               595       300,788,625      74.22            505,527       698            76.12
Total, Average or Weighted
Average...................             787      $405,250,608     100.00%          $514,931       702            75.66%

As of the cut-off date, the weighted average Minimum Mortgage Rate of the Group II Loans will be approximately 3.2001% per annum.
=============================================================================================================================================================================

                                                          NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                                       AVERAGE       WEIGHTED        AVERAGE
NEXT INTEREST RATE             GROUP II                       PERCENTAGE     PRINCIPAL       AVERAGE        LOAN-TO-
ADJUSTMENT DATE                 LOANS         PRINCIPAL      OF GROUP II      BALANCE     CREDIT SCORE    VALUE RATIO
                                               BALANCE          LOANS
May 2006...............               787      $405,250,608      100.00%        $514,931       702           75.66%
Total, Average or Weighted
Average...................            787      $405,250,608      100.00%        $514,931       702           75.66%

 As of the cut-off date, the weighted average months to Next Interest Rate Adjustment Date of the  Group II Loans  will be approximately 1 month.
=============================================================================================================================================================================

                                                                          INDICES OF THE GROUP II LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                        PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
                               GROUP II                       OF GROUP II     PRINCIPAL        AVERAGE      LOAN-TO-
INDEX                           LOANS      PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
One-Year Treasury......               779       $401,627,129      99.11%          $515,568       702         75.65%
LIBOR..................                 8          3,623,480       0.89            452,935       686         76.77
Total, Average or Weighted
Average...................            787       $405,250,608     100.00%          $514,931       702         75.66%

                                                              REMAINING TERM TO MATURITY OF THE GROUP II LOANS
=============================================================================================================================================================================

                              NUMBER OF                                                      WEIGHTED      WEIGHTED
                             ROUP II LOANS                                     AVERAGE        AVERAGE       AVERAGE
REMAINING TERM (MONTHS)                                     PERCENTAGE OF     PRINCIPAL       CREDIT     LOAN-TO-VALUE
                            G             PRINCIPAL BALANCE GROUP II LOANS     BALANCE         SCORE         RATIO
352............................          1         $116,245     0.03%             $116,245      690         80.00%
353............................          3        1,841,020     0.45               613,673      729         73.97
354............................          5        2,707,344     0.67               541,469      716         78.39
355............................          1          480,624     0.12               480,624      680         70.00
356............................          4        2,452,667     0.61               613,167      686         77.77
357............................          8        3,338,657     0.82               417,332      725         79.65
358............................         39       18,361,700     4.53               470,813      713         77.78
359............................        203      104,543,196    25.80               514,991      701         75.58
360............................        375      193,625,476    47.78               516,335      699         75.11
477............................          2          899,392     0.22               449,696      674         82.00
478............................         19        9,323,275     2.30               490,699      703         78.36
479............................         74       39,827,584     9.83               538,211      707         76.32
480............................         53       27,733,429     6.84               523,272      706         75.62
Total, Average or Weighted
Average...................             787     $405,250,608   100.00%             $514,931      702         75.66%

                                                                      PREPAYMENT TERM OF THE GROUP II LOANS
=============================================================================================================================================================================

                                                                                                            WEIGHTED
                              NUMBER OF                        PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
                               GROUP II                       OF GROUP II     PRINCIPAL        AVERAGE      LOAN-TO-
PREPAY TERM (MONTHS)            LOANS      PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
12.....................               215       $112,040,377      27.65%          $521,118       702           75.90%
36.....................               572        293,210,231      72.35            512,605       702           75.57
Total, Average or Weighted            787       $405,250,608     100.00%          $514,931       702           75.66%
Average................

                                                                         SEASONING OF THE GROUP II LOANS
=============================================================================================================================================================================

                                                                                                            WEIGHTED
                               ----------                      PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
-----------------------------  NUMBER                         OF GROUP II     PRINCIPAL        AVERAGE      LOAN-TO-
                               OF GROUP    PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
SEASONING (MONTHS)              II LOANS
0......................               428       $221,358,905      54.62%          $517,194       700           75.18%
1......................               277        144,370,780      35.63            521,194       702           75.78
2......................                58         27,684,976       6.83            477,327       710           77.97
3......................                10          4,238,048       1.05            423,805       714           80.15
4......................                 4          2,452,667       0.61            613,167       686           77.77
5......................                 1            480,624       0.12            480,624       680           70.00
6......................                 5          2,707,344       0.67            541,469       716           78.39
7......................                 3          1,841,020       0.45            613,673       729           73.97
8......................                 1            116,245       0.03            116,245       690           80.00
Total, Average or Weighted            787       $405,250,608     100.00%          $514,931       702           75.66%
Average................

The weighted average seasoning of the Group II Loans is 1 month.
=============================================================================================================================================================================

                                                               ORIGINAL TERM TO MATURITY OF THE GROUP II LOANS

                                                            PERCENTAGE OF                    WEIGHTED      WEIGHTED
                              NUMBER OF                     ROUP II LOANS     AVERAGE         AVERAGE       AVERAGE
                              GROUP II    RINCIPAL BALANCE                   PRINCIPAL        CREDIT     LOAN-TO-VALUE
ORIGINAL TERM (MONTHS)          LOANS    P                 G                  BALANCE          SCORE         RATIO
360....................               639      $327,466,929    80.81%             $512,468      701          75.49%
480....................               148        77,783,680    19.19               525,565      706          76.38
Total, Average or Weighted
Average...................            787      $405,250,608   100.00%             $514,931      702          75.66%

The weighted average original term to maturity of the Group II Loans is approximately 383 months.
=============================================================================================================================================================================

                                                                          AMORTIZATION OF THE GROUP II LOANS

                                                            PERCENTAGE OF                                   WEIGHTED
                              NUMBER OF                     ROUP II LOANS     AVERAGE        WEIGHTED        AVERAGE
                              GROUP II    RINCIPAL BALANCE                   PRINCIPAL    AVERAGE CREDIT  LOAN-TO-VALUE
AMORTIZATION TERM               LOANS    P                 G                  BALANCE          SCORE          RATIO
30 year ARM............               516      $262,267,823    64.72%             $508,271      701           75.64%
40  year ARM...........               148        77,783,680    19.19               525,565      706           76.38
40/30 ARM Balloon......               123        65,199,106    16.09               530,074      700           74.89
Total, Average or Weighted
Average...................            787      $405,250,608   100.00%             $514,931      702           75.66%

=============================================================================================================================================================================

                                                                 MAXIMUM NEGATIVE AMORTIZATION OF THE GROUP II LOANS

                                                                                   WEIGHTED     WEIGHTED
                                    PRINCIPAL                                       AVERAGE     AVERAGE             WEIGHTED
                                ------------------                   AVERAGE        CURRENT    REMAINING  WEIGHTED  AVERAGE
                    NUMBER OF        BALANCE       PERCENTAGE OF    PRINCIPAL     ROUP II RATE  TERM TO   AVERAGE   LOAN-TO-VALUE
MAXIMUM NEGATIVE     GROUP II                      ROUP II LOANS     BALANCE                    MATURITY  CREDIT      RATIO
AMORTIZATION (%)      LOANS    -                  G                              G              (MONTHS)    SCORE
110................          29        $14,217,543     3.51%             $490,260    4.16         364        703       74.12%
115................         758        391,033,065    96.49               515,875    3.98         383        702       75.72
Total, Average or
Weighted Average...         787       $405,250,608   100.00%             $514,931    3.99         382        702       75.66%

=============================================================================================================================================================================

                                                               CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
                               NUMBER OF                                             AVERAGE      WEIGHTED AVERAGE
                               MORTGAGE                         PERCENTAGE OF       PRINCIPAL       LOAN-TO-VALUE
Credit Score Range               LOANS     PRINCIPAL BALANCE    MORTGAGE LOANS       BALANCE            RATIO
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
620 - 639.................        179             $50,185,007        5.90%              $280,363         73.30%
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
640 - 659.................        251              80,076,713        9.42                319,031         73.98
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
660 - 679.................        446             164,025,069       19.30                367,769         75.53
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
680 - 699.................        454             167,073,524       19.66                368,003         74.94
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
700 - 719.................        334             122,092,117       14.36                365,545         74.73
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
720 - 739.................        286             100,973,062       11.88                353,053         74.66
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
740 - 759.................        209              71,553,990        8.42                342,364         74.30
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
760 - 779.................        172              53,819,347        6.33                312,903         71.81
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
780 - 799.................        109              31,043,070        3.65                284,799         70.53
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
800 or greater............        24                7,523,592        0.89                313,483         60.13
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
Subtotal with Credit Score       2,464            848,365,490       99.80                344,304         74.26
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
Not Available                         6             1,661,792        0.20                276,965         77.23
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
Total, Average or Weighted       2,470           $850,027,283      100.00%              $344,141         74.27%
Average...................
----------------------------- ------------ ------------------- ----------------- ---------------- ------------------
--------------------------------------------------------------------------------------------------------------------

Mortgage loans indicated as having a credit score that is "Not Available" include certain mortgage loans where the credit score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
--------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 700.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN         NUMBER OF      PRINCIPAL       PERCENTAGE       AVERAGE       WEIGHTED      WEIGHTED
                                                                                              AVERAGE       AVERAGE
                               MORTGAGE                       OF MORTGAGE     PRINCIPAL       CREDIT     LOAN-TO-VALUE
BALANCE ($)                      LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
100,000 or less...........             54        $4,300,725      0.51%             $79,643      708          63.48%
100,001 to 200,000........            437        69,694,001      8.20              159,483      704          70.37
200,001 to 300,000........            676       171,044,770     20.12              253,025      702          73.61
300,001 to 400,000........            593       207,829,875     24.45              350,472      699          75.09
400,001 to 500,000........            348       156,216,674     18.38              448,898      697          76.41
500,001 to 600,000........            201       110,116,193     12.95              547,842      701          77.02
600,001 to 700,000........             72        46,308,710      5.45              643,177      696          74.58
700,001 to 800,000........             35        25,867,659      3.04              739,076      709          71.37
800,001 to 900,000........             19        16,168,005      1.90              850,948      707          72.54
900,001 to 1,000,000......             18        17,512,707      2.06              972,928      698          70.67
1,000,001 to 1,100,000....              2         2,130,000      0.25            1,065,000      659          58.23
1,100,001 to 1,200,000....              2         2,344,252      0.28            1,172,126      703          55.60
1,200,001 to 1,300,000....              3         3,807,205      0.45            1,269,068      721          68.35
1,300,001 to 1,400,000....              2         2,653,761      0.31            1,326,880      672          68.50
1,400,001 to 1,500,000....              4         5,878,734      0.69            1,469,683      694          68.20
1,500,001 to 1,600,000....              2         3,140,000      0.37            1,570,000      738          60.83
2,200,001 to 2,300,000....              1         2,300,000      0.27            2,300,000      742          66.00
2,700,001 to 2,800,000...               1         2,714,013      0.32            2,714,013      695          68.00
Total, Average or Weighted
Average...................          2,470      $850,027,283    100.00%            $344,141      700          74.27%

=============================================================================================================================================================================

                                                                  NET MORTGAGE RATES OF THE MORTGAGE LOANS

                                                              PERCENTAGE                     WEIGHTED      WEIGHTED
                               NUMBER OF                          OF           AVERAGE        AVERAGE       AVERAGE
                               MORTGAGE       PRINCIPAL        MORTGAGE       PRINCIPAL       CREDIT     LOAN-TO-VALUE
NET MORTGAGE RATES (%)           LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
0.500 - 0.999.............            470      $177,737,401       20.91%          $378,165      707          71.05%
1.000 - 1.499.............            606       217,915,812       25.64            359,597      693          75.85
1.500 - 1.999.............            141        40,258,308        4.74            285,520      692          77.34
2.000 - 2.499.............             52        12,168,402        1.43            234,008      690          79.97
2.500 - 2.999.............             27         6,110,886        0.72            226,329      692          85.86
3.000 - 3.499.............              4           887,050        0.10            221,763      683          83.65
5.000 - 5.499.............              1           407,028        0.05            407,028      685          80.00
5.500 - 5.999.............             25         8,686,039        1.02            347,442      712          72.19
6.000 - 6.499.............            227        86,916,741       10.23            382,893      711          72.04
6.500 - 6.999.............            754       244,832,400       28.80            324,711      701          74.35
7.000 - 7.499.............            158        52,387,935        6.16            331,569      694          76.77
7.500 - 7.999.............              5         1,719,282        0.20            343,856      677          80.00
Total, Average or Weighted
Average...................          2,470      $850,027,283      100.00%          $344,141      700          74.27%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans will be approximately 3.6955% per annum.
=============================================================================================================================================================================

                                                                    MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                             WEIGHTED       WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        AVERAGE       AVERAGE
                               MORTGAGE       PRINCIPAL       OF MORTGAGE     PRINCIPAL       CREDIT     LOAN-TO-VALUE
MORTGAGE RATES (%)               LOANS         BALANCE           LOANS         BALANCE         SCORE         RATIO
0.500 - 0.999.............             32       $14,393,623        1.69%       $449,801         698          70.41%
1.000 - 1.499.............            451       168,239,278       19.79        373,036          709          71.21
1.500 - 1.999.............            609       217,888,077       25.63        357,780          693          75.77
2.000 - 2.499.............            128        36,050,793        4.24        281,647          688          78.34
2.500 - 2.999.............             51        11,983,142        1.41        234,964          693          80.26
3.000 - 3.499.............             26         5,834,646        0.69        224,409          688          84.74
3.500 - 3.999.............              3           688,300        0.08        229,433          677          86.15
5.500 - 5.999.............              1           407,028        0.05        407,028          685          80.00
6.000 - 6.499.............             26         9,172,042        1.08        352,771          711          72.34
6.500 - 6.999.............            226        86,430,737       10.17        382,437          711          72.03
7.000 - 7.499.............            754       244,832,400       28.80        324,711          701          74.35
7.500 - 7.999.............            158        52,387,935        6.16        331,569          694          76.77
8.000 - 8.499.............              5         1,719,282        0.20        343,856          677          80.00
Total, Average or Weighted
Average...................          2,470      $850,027,283      100.00%       $344,141         700          74.27%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 4.1205% per annum.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                                                           WEIGHTED
ORIGINAL LOAN-TO-VALUE        NUMBER OF                            PERCENTAGE OF          AVERAGE          AVERAGE
RATIO (%)                   MORTGAGE LOANS   PRINCIPAL BALANCE     MORTGAGE LOANS    PRINCIPAL BALANCE   CREDIT SCORE
00.01 - 50.00.............             141          $32,238,677               3.79%      $228,643            719
50.01 - 55.00.............              56           16,031,748             1.89          286,281            731
55.01 - 60.00.............             102           31,036,480             3.65          304,279            709
60.01 - 65.00.............             117           42,773,629             5.03          365,587            702
65.01 - 70.00.............             290          113,931,340            13.40          392,867            697
70.01 - 75.00.............             357          137,342,865            16.16          384,714            694
75.01 - 80.00.............           1,251          441,241,483            51.91          352,711            699
80.01 - 85.00.............              21            5,423,009             0.64          258,239            683
85.01 - 90.00.............             102           22,228,168             2.61          217,923            708
90.01 - 95.00.............              33            7,779,883             0.92          235,754            719
Total, Average or
Weighted Average..........           2,470         $850,027,283             100.00%      $344,141            700

The weighted average Loan-to-Value ratio at origination of the mortgage loans will be approximately 74.27%.
=============================================================================================================================================================================

The above table provides loan-to-value information as of the loans' origination dates.  For certain seasoned loans, broker's price opinions or statistical valuations have been obtained indicating that, as of the cut-off date, the current loan-to-value ratio was 86.9565% or less, or 90.909% or less, for loans with a negative amortization cap of 115% and 110%, respectively, with respect to all but an immaterial percentage of the mortgage loans, notwithstanding that the above table may indicate a slightly higher percentage.  See "ERISA Considerations".

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                STRUCTURAL AND COLLATERAL TERM SHEET

                                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS

                                                                                                           WEIGHTED
                            NUMBER OF                                         AVERAGE       WEIGHTED        AVERAGE
                            MORTGAGE                       PERCENTAGE OF     PRINCIPAL       AVERAGE     LOAN-TO-VALUE
STATE                         LOANS     PRINCIPAL BALANCE  MORTGAGE LOANS     BALANCE     CREDIT SCORE       RATIO
Alabama..................            3           $379,803        0.04%          $126,601       705           91.71%
Arizona..................          200         57,123,653        6.72            285,618       701           74.74
California...............        1,478        565,324,229       66.51            382,493       700           73.59
Colorado.................           34          9,195,727        1.08            270,463       707           74.20
Connecticut..............           14          4,090,129        0.48            292,152       675           70.40
Delaware.................            1            350,000        0.04            350,000       692           59.00
Florida..................          329         92,811,942       10.92            282,103       698           76.01
Georgia..................           12          2,369,870        0.28            197,489       700           79.59
Hawaii...................            7          3,604,820        0.42            514,974       720           74.54
Idaho....................           14          2,833,122        0.33            202,366       700           76.12
Indiana..................            8          1,249,982        0.15            156,248       699           84.16
Kansas...................            1            220,054        0.03            220,054       674           72.00
Kentucky.................            1             70,310        0.01             70,310       753           90.00
Louisiana................            7          2,082,000        0.24            297,429       728           76.28
Massachusetts............           12          5,981,126        0.70            498,427       700           73.62
North Carolina...........            5          1,791,250        0.21            358,250       726           83.94
North Dakota.............            1             68,400        0.01             68,400       743           90.00
Nebraska.................            6            831,533        0.10            138,589       743           91.52
New Hampshire............            5            978,420        0.12            195,684       719           72.24
New Mexico...............            1            123,892        0.01            123,892       653           68.00
Nevada...................           62         17,313,594        2.04            279,252       702           78.79
New York.................           24          9,923,217        1.17            413,467       687           69.27
Oklahoma.................            4            737,200        0.09            184,300       694           79.34
Oregon...................           27          5,978,055        0.70            221,409       699           72.35
Pennsylvania.............           11          4,305,465        0.51            391,406       715           68.43
South Carolina...........            5          2,521,024        0.30            504,205       749           69.31
Tennessee................            1            153,000        0.02            153,000       742           79.00
Texas....................           19          4,017,749        0.47            211,460       707           77.94
Utah.....................           18          5,136,449        0.60            285,358       701           77.17
Virginia.................           56         19,155,344        2.25            342,060       699           76.17
Washington...............          103         28,785,925        3.39            279,475       697           77.39
Wyoming..................            1            520,000        0.06            520,000       774           80.00
Total, Average or
Weighted Average.........        2,470       $850,027,283      100.00%          $344,141       700           74.27%

No more than 0.8% of the mortgage  loans will be secured by mortgaged  properties  located in any one zip code area in California and no more than 0.4% of the mortgage loans will be secured by mortgaged properties located in any one zip code area outside California.
=============================================================================================================================================================================

                                                                 MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                MORTGAGE       PRINCIPAL       OF MORTGAGE     PRINCIPAL       AVERAGE      LOAN-TO-VALUE
LOAN PURPOSE                      LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Purchase..................             455      $155,130,524      18.25%          $340,946       709            79.08%
Rate/Term Refinance.......             492       174,642,903      20.55            354,965       688            76.10
Equity Refinance..........           1,523       520,253,855      61.20            341,598       702            72.21
Total, Average or Weighted
Average...................           2,470      $850,027,283     100.00%          $344,141       700            74.27%

=============================================================================================================================================================================
                                                           MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                MORTGAGE       PRINCIPAL       OF MORTGAGE     PRINCIPAL       AVERAGE      LOAN-TO-VALUE
DOCUMENTATION TYPE                LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Full/Alternate Documentation           306       $86,711,689      10.20%          $283,372       699            76.52%
Reduced Documentation.....           2,130       752,661,200      88.55            353,362       700            74.12
No Stated Income..........              17         6,435,806       0.76            378,577       720            70.04
No Income/No Asset
Verification...............             17         4,218,587       0.50            248,152       727            60.65
Total, Average or Weighted
Average....................          2,470      $850,027,283     100.00%          $344,141       700            74.27%

No more than 69.2% of such reduced, no stated income, and no income/no asset verification loan documentation  mortgage loans will be secured by mortgaged  properties located in California.  For purposes of the above table,  reduced  documentation  includes  mortgage  loans which were  underwritten  under a no stated income or no income/no  asset program.
=============================================================================================================================================================================

                                                                    OCCUPANCY TYPES OF THE MORTGAGE LOANS

                                                                                                            WEIGHTED
                               NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                               MORTGAGE       PRINCIPAL       OF MORTGAGE     PRINCIPAL        AVERAGE     LOAN-TO-VALUE
OCCUPANCY                        LOANS         BALANCE           LOANS         BALANCE      CREDIT SCORE      RATIO
Primary Residence.........          2,084      $749,048,619      88.12%           $359,428       698           74.36%
Second/Vacation...........            103        28,180,153       3.32             273,594       715           79.43
Non-Owner Occupied........            283        72,798,511       8.56             257,239       715           71.30
Total, Average or Weighted
Average...................          2,470      $850,027,283     100.00%           $344,141       700           74.27%

=============================================================================================================================================================================

                                                               MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                                                         WEIGHTED     WEIGHTED
                                             NUMBER OF                      PERCENTAGE      AVERAGE       AVERAGE      AVERAGE
                                             MORTGAGE       PRINCIPAL       OF MORTGAGE    PRINCIPAL      CREDIT     LOAN-TO-VALUE
PROPERTY TYPE                                  LOANS         BALANCE           LOANS        BALANCE        SCORE        RATIO
Single-family detached.................           1,618      $558,041,563      65.65%         $344,896      699         73.97%
Planned Unit Developments (detached)...             377       143,520,513      16.88           380,691      699         75.29
Condo Low-Rise (less than 5 stories)...             213        59,896,388       7.05           281,204      704         76.38
Two-to-four family units...............             109        39,865,760       4.69           365,741      704         69.89
Planned Unit Developments (attached)...              80        22,075,500       2.60           275,944      706         76.02
Townhouse..............................              29        11,481,788       1.35           395,924      697         73.51
Condo High-Rise (9 stories or more)....              30        10,503,837       1.24           350,128      705         77.89
Condo Mid-Rise (5 to 8 stories)........              13         4,271,933       0.50           328,610      718         74.81
Leasehold..............................               1           370,000       0.04           370,000      779         56.00
Total, Average or Weighted Average.....           2,470      $850,027,283     100.00%         $344,141      700         74.27%

=============================================================================================================================================================================
                                                                     NOTE MARGINS OF THE MORTGAGE LOANS
                                                                                                            WEIGHTED
                               NUMBER OF                                       AVERAGE        WEIGHTED       AVERAGE
                               MORTGAGE                       PERCENTAGE      PRINCIPAL        AVERAGE      LOAN-TO-
NOTE MARGINS (%)                 LOANS        PRINCIPAL       OF MORTGAGE      BALANCE      CREDIT SCORE   VALUE RATIO
                                               BALANCE           LOANS
1.5000 - 1.9999..........               2        $1,039,028       0.12%           $519,514       676         80.00%
2.0000 - 2.4999..........              37        12,389,486       1.46             334,851       710         75.09
2.5000 - 2.9999..........             445       166,488,341      19.59             374,131       715         71.75
3.0000 - 3.4999..........           1,720       581,028,466      68.35             337,807       696         74.58
3.5000 - 3.9999..........             266        89,081,962      10.48             334,895       697         76.72
Total, Average or Weighted
Average..................           2,470      $850,027,283     100.00%           $344,141       700         74.27%

As of the cut-off date, the weighted average note margin of the mortgage loans will be approximately 3.2361% per annum.
=============================================================================================================================================================================

                                                                MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                                               WEIGHTED
                                  NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                  MORTGAGE                       OF MORTGAGE     PRINCIPAL        AVERAGE      LOAN-TO-
MAXIMUM MORTGAGE RATES (%)          LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                                  BALANCE
9.000 - 9.999...............           2,430      $838,921,190        98.69%         $345,235       701           74.22%
10.000 - 10.999.............              32         8,737,508         1.03           273,047       671           77.92
11.000 - 11.999.............               4         1,319,670         0.16           329,918       666           78.84
12.000 - 12.999.............               4         1,048,915         0.12           262,229       706           77.68
Total, Average or Weighted
Average.....................           2,470      $850,027,283       100.00%         $344,141       700           74.27%

As of the cut-off date, the weighted average Maximum Mortgage Rate of the mortgage loans will be approximately 9.9612% per annum.
=============================================================================================================================================================================

                                                                MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                                             WEIGHTED
                                NUMBER OF                      PERCENTAGE       AVERAGE        WEIGHTED       AVERAGE
                                MORTGAGE                       OF MORTGAGE     PRINCIPAL       AVERAGE       LOAN-TO-
MINIMUM MORTGAGE RATES (%)        LOANS        PRINCIPAL          LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
                                                BALANCE
1.000 - 1.999...........                 2        $1,039,028       0.12%          $519,514       676            80.00%
2.000 - 2.999...........               482       178,877,827      21.04            371,116       715            71.98
3.000 - 3.999...........             1,986       670,110,428      78.83            337,417       696            74.87
Total, Average or Weighted
Average.................             2,470      $850,027,283     100.00%          $344,141       700            74.27%

As of the cut-off date, the weighted average Minimum Mortgage Rate of the mortgage loans will be approximately 3.2361% per annum.
=============================================================================================================================================================================

                                                          NEXT INTEREST RATE ADJUSTMENT DATES OF THE MORTGAGE LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                       PERCENTAGE      AVERAGE       WEIGHTED        AVERAGE
NEXT INTEREST RATE             MORTGAGE                      OF MORTGAGE     PRINCIPAL       AVERAGE        LOAN-TO-
ADJUSTMENT DATE                 LOANS         PRINCIPAL         LOANS         BALANCE     CREDIT SCORE    VALUE RATIO
                                               BALANCE
May 2006...............             2,470      $850,027,283   100.00%           $344,141       700           74.27%
Total, Average or Weighted
Average................             2,470      $850,027,283   100.00%           $344,141       700           74.27%

 As of the cut-off date, the weighted average months to Next Interest Rate Adjustment Date of the  mortgage loans will be approximately 1 month.
=============================================================================================================================================================================

                                                                          INDICES OF THE MORTGAGE LOANS

                                                                                                            WEIGHTED
                              NUMBER OF                        PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
                               MORTGAGE                       OF MORTGAGE     PRINCIPAL        AVERAGE      LOAN-TO-
INDEX                           LOANS      PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
One-Year Treasury......             2,451       $844,341,631     99.33%           $344,489       700         74.23%
LIBOR..................                19          5,685,652      0.67             299,245       701         79.20
Total, Average or Weighted
Average................             2,470       $850,027,283    100.00%           $344,141       700         74.27%

                                                              REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS
=============================================================================================================================================================================

                              NUMBER OF                                                      WEIGHTED      WEIGHTED
                             ORTGAGE LOANS                                     AVERAGE        AVERAGE       AVERAGE
REMAINING TERM (MONTHS)                                     PERCENTAGE OF     PRINCIPAL       CREDIT     LOAN-TO-VALUE
                            M             PRINCIPAL BALANCE MORTGAGE LOANS     BALANCE         SCORE         RATIO
351.........................             1         $212,202     0.02%             $212,202      747         90.00%
352.........................             1          116,245     0.01               116,245      690         80.00
353.........................            15        4,455,687     0.52               297,046      711         72.96
354.........................            20        6,213,184     0.73               310,659      705         72.63
355.........................            12        2,628,493     0.31               219,041      691         72.02
356.........................            14        5,151,823     0.61               367,987      702         80.92
357.........................            41        9,950,477     1.17               242,695      703         78.45
358.........................           134       42,796,912     5.03               319,380      704         75.85
359.........................           697      232,519,173    27.35               333,600      700         73.61
360.........................         1,169      405,278,280    47.68               346,688      697         74.44
476.........................             1          205,990     0.02               205,990      777         18.00
477.........................             3        1,176,731     0.14               392,244      698         81.53
478.........................            47       17,562,261     2.07               373,665      705         76.46
479.........................           184       71,960,245     8.47               391,088      710         73.50
480.........................           131       49,799,579     5.86               380,149      705         73.76
Total, Average or Weighted
Average.....................         2,470     $850,027,283   100.00%             $344,141      700         74.27%

                                                                 PREPAY PENALTY TERMS OF THE MORTGAGE LOANS
=============================================================================================================================================================================

                                                            PERCENTAGE OF                    WEIGHTED      WEIGHTED
                              NUMBER OF                     ORTGAGE LOANS     AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE    RINCIPAL BALANCE                   PRINCIPAL        CREDIT     LOAN-TO-VALUE
PREPAY TERM (MONTHS)            LOANS    P                 M                  BALANCE          SCORE         RATIO
12.....................               474      $180,014,297    21.18%             $379,777      704        74.88%
36.....................             1,996       670,012,985    78.82               335,678      699        74.10
Total, Average or Weighted
Average................             2,470      $850,027,283   100.00%             $344,141      700        74.27%

                                                                         SEASONING OF THE MORTGAGE LOANS
=============================================================================================================================================================================

                                                                                                            WEIGHTED
                               ----------                      PERCENTAGE      AVERAGE        WEIGHTED       AVERAGE
-----------------------------  NUMBER                         OF MORTGAGE     PRINCIPAL        AVERAGE      LOAN-TO-
                               OF          PRINCIPAL BALANCE     LOANS         BALANCE      CREDIT SCORE   VALUE RATIO
SEASONING (MONTHS)             MORTGAGE
                                 LOANS
0......................             1,300       $455,077,859      53.54%          $350,060       698           74.37%
1......................               881        304,479,418      35.82            345,607       702           73.58
2......................               181         60,359,173       7.10            333,476       704           76.03
3......................                44         11,127,208       1.31            252,891       702           78.78
4......................                15          5,357,814       0.63            357,188       705           78.50
5......................                12          2,628,493       0.31            219,041       691           72.02
6......................                20          6,213,184       0.73            310,659       705           72.63
7......................                15          4,455,687       0.52            297,046       711           72.96
8......................                 1            116,245       0.01            116,245       690           80.00
9......................                 1            212,202       0.02            212,202       747           90.00
Total, Average or Weighted
Average................             2,470       $850,027,283     100.00%          $344,141       700           74.27%

The weighted average seasoning of the mortgage loans is 1 month.
=============================================================================================================================================================================

                                                               ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS

                                                            PERCENTAGE OF                    WEIGHTED      WEIGHTED
                              NUMBER OF                     ORTGAGE LOANS     AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE    RINCIPAL BALANCE                   PRINCIPAL        CREDIT     LOAN-TO-VALUE
ORIGINAL TERM (MONTHS)          LOANS    P                 M                  BALANCE          SCORE         RATIO
360....................              2104      $709,322,476    83.45%             $337,130      699        74.33%
480....................               366       140,704,807    16.55               384,439      708        73.95
Total, Average or Weighted          2,470      $850,027,283   100.00%             $344,141      700        74.27%
Average................
The weighted average original term to maturity of the mortgage loans is approximately 380 months.
=============================================================================================================================================================================

                                                                       AMORTIZATION TERM OF THE MORTGAGE LOANS

                                                            PERCENTAGE OF                                   WEIGHTED
                              NUMBER OF                     ORTGAGE LOANS     AVERAGE        WEIGHTED        AVERAGE
                              MORTGAGE    RINCIPAL BALANCE                   PRINCIPAL    AVERAGE CREDIT  LOAN-TO-VALUE
AMORTIZATION TERM               LOANS    P                 M                  BALANCE          SCORE          RATIO
30 year ARM............             1,726      $573,045,511    67.41%             $332,008      699          74.32%
40  year ARM...........               366       140,704,807    16.55               384,439      708          73.95
40/30 ARM Balloon......               378       136,276,965    16.03               360,521      696          74.35
Total, Average or Weighted
Average...................          2,470      $850,027,283   100.00%             $344,141      700          74.27%

=============================================================================================================================================================================
                                                                 MAXIMUM NEGATIVE AMORTIZATION OF THE MORTGAGE LOANS

                                                                                   WEIGHTED     WEIGHTED
                                    PRINCIPAL                                       AVERAGE     AVERAGE             WEIGHTED
                                ------------------                   AVERAGE        CURRENT    REMAINING  WEIGHTED  AVERAGE
                    NUMBER OF        BALANCE       PERCENTAGE OF    PRINCIPAL     ORTGAGE RATE  TERM TO   AVERAGE   LOAN-TO-VALUE
MAXIMUM NEGATIVE     MORTGAGE                      ORTGAGE LOANS     BALANCE                    MATURITY  CREDIT      RATIO
AMORTIZATION (%)      LOANS    -                  M                              M              (MONTHS)    SCORE
110 ...............          89        $31,382,192          3.69%        $352,609         4.37         365   703       72.11%
115 ...............       2,381        818,645,091       96.31            343,824         4.11         380   700      74.35
Grand Total........       2,470       $850,027,283        100.00%        $344,141         4.12         379   700       74.27%

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